AMENDED AND RESTATED WARRANT AGREEMENT Dated as of August 18, 2014 and amended as of November 5, 2014 between ALION SCIENCE AND TECHNOLOGY CORPORATION and WILMINGTON TRUST, NATIONAL ASSOCIATION, as Warrant Agent _________________________ Warrants for Common Stock of Alion Science and Technology Corporation _________________________

i TABLE OF CONTENTS Page ARTICLE I Definitions 1 Section 1.01 . Definitions. ..........................................................................................................1 Section 1.02 . Other Definitions. ................................................................................................7 Section 1.03 . Rules of Construction. .........................................................................................8 ARTICLE II Warrant Certificates 9 Section 2.01 . Form and Dating..................................................................................................9 Section 2.02 . Execution and Countersignature........................................................................10 Section 2.03 . Certificate Register.. ..........................................................................................11 Section 2.04 . Transfer and Exchange. .....................................................................................11 Section 2.05 . Certificated Warrants.........................................................................................15 Section 2.06 . Replacement Certificates...................................................................................15 Section 2.07 . Outstanding Warrants. .......................................................................................16 Section 2.08 . Cancellation.......................................................................................................16 Section 2.09 . CUSIP Numbers. ...............................................................................................16 Section 2.10 . Registration........................................................................................................16 ARTICLE III Exercise Terms 20 Section 3.01 . Exercise. ............................................................................................................20 Section 3.02 . Exercise Periods. ...............................................................................................20 Section 3.03 . Reserved. ...........................................................................................................20 Section 3.04 . Expiration. .........................................................................................................20 Section 3.05 . Manner of Exercise............................................................................................21 Section 3.06 . Issuance of Shares of Common Stock. ..............................................................21 Section 3.07 . Fractional Shares of Common Stock. ................................................................22 Section 3.08 . Reservation of Shares of Common Stock..........................................................22 Section 3.09 . Compliance with Law........................................................................................23 Section 3.10 . Reserved. ...........................................................................................................23 Section 3.11 . Right of First Offer. ...........................................................................................23 Section 3.12 . Reserved. ...........................................................................................................23 Section 3.13 . Preemptive Rights. ............................................................................................23 Section 3.14 . Purchase of Warrants by Company; No Redemption........................................25 Section 3.15 . Restrictions on Transfer. ...................................................................................25

ii ARTICLE IV Antidilution Provisions 26 Section 4.01 . Cash Dividends and Distributions. ....................................................................26 Section 4.02 . Other Dividends and Distributions....................................................................26 Section 4.03 . Changes in Common Stock. ..............................................................................26 Section 4.04 . Common Stock Issue. ........................................................................................27 Section 4.05 . Issuance of Rights, Options, Warrants or Common Stock................................27 Section 4.06 . Voluntary Increases. ..........................................................................................28 Section 4.07 . Combination; Liquidation. ................................................................................28 Section 4.08 . 2010 Warrants. ..................................................................................................29 Section 4.09 . Prior Period ESOP Issuance. .............................................................................29 Section 4.10 . Superseding Adjustment....................................................................................29 Section 4.11 . Minimum Adjustment. ......................................................................................30 Section 4.12 . Notice of Adjustment. .......................................................................................30 Section 4.13 . Notice of Certain Transactions. .........................................................................30 Section 4.14 . Adjustment to Warrant Certificate. ...................................................................31 Section 4.15 . No Dilution or Impairment; Reference to Common Stock. ..............................31 ARTICLE V Warrant Agent 32 Section 5.01 . Appointment of Warrant Agent.........................................................................32 Section 5.02 . Rights and Duties of Warrant Agent. ................................................................32 Section 5.03 . Individual Rights of Warrant Agent. .................................................................33 Section 5.04 . Warrant Agent’s Disclaimer..............................................................................34 Section 5.05 . Compensation and Indemnity............................................................................34 Section 5.06 . Successor Warrant Agent. .................................................................................34 ARTICLE VI Miscellaneous 36 Section 6.01 . Financial Information and Reports. ...................................................................36 Section 6.02 . Persons Benefitting............................................................................................37 Section 6.03 . Rights of Holders...............................................................................................37 Section 6.04 . Amendment. ......................................................................................................38 Section 6.05 . Notices. ..............................................................................................................38 Section 6.06 . Governing Law..................................................................................................39 Section 6.07 . Successors..........................................................................................................39 Section 6.08 . Multiple Originals. ............................................................................................39 Section 6.09 . Table of Contents. .............................................................................................39 Section 6.10 . Severability........................................................................................................39

iii EXHIBIT A Forms of Warrant Certificate EXHIBIT B Stockholders’ Agreement EXHIBIT C Form of Election EXHIBIT D Transfer Form ANNEX A Questionnaire

1 WARRANT AGREEMENT dated as of August 18, 2014 as amended as of November 5, 2014 (this “Agreement”), between ALION SCIENCE AND TECHNOLOGY CORPORATION, a Delaware corporation (the “Company”), and Wilmington Trust, National Association as Warrant Agent (together with its successors and assigns, in such capacity, the “Warrant Agent”). The Warrants (as defined in this Agreement) initially, subject to the adjustments provided in this Agreement (including Section 4.09), entitled the holders thereof to purchase, in the aggregate, 5,424,990 shares of common stock, par value $0.01 per share, of the Company (the “Common Stock”) (representing 40% percent of the outstanding shares of Common Stock on a fully-diluted basis) consisting of 306,889 Warrants to purchase 17.6773672 shares of Common Stock, that were immediately exercisable upon issuance for an exercise price of $0.01 per share of Common Stock (the “Warrants”). On November 5, 2014, as a result of the Company’s decision (which was approved by the Required Warrant Holders) to suspend the Company’s reporting obligations under the Exchange Act the number of shares of Common Stock issuable upon the exercise of each Warrant was increased by the Gross Up Amount, the par value of the Company’s Common Stock was changed to $0.0001 per share and the Company’s obligation to file a Shelf Registration Statement was modified as provided herein. Any adjustments to the exercise price of any Warrants or to the number of shares of Common Stock that a holder of a Warrant is entitled to purchase pursuant to the terms of this Agreement (including the Gross Up Amount) shall represent an adjustment to the price to be paid in acquiring property for U.S. federal income tax purposes. The Company further desires the Warrant Agent to act on behalf of the Company in connection with the issuance of the Warrants as provided in this Agreement and the Warrant Agent is willing to so act. The Company has duly authorized the execution and delivery of this Agreement to provide for the issuance of Warrants to be exercisable at such times and for such prices, and to have such other provisions, as shall be hereinafter provided. Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders: ARTICLE I Definitions Section 1.01. Definitions. (a) “2010 Warrants” means the warrants to purchase Common Stock issued pursuant to the 2010 Warrant Agreement. (b) “2010 Warrant Agreement” means that certain Warrant Agreement, dated as of March 22, 2010, between the Company and Wilmington Trust Company, as warrant agent. (c) “Affiliate” of any Person means (i) any other Person which, directly or indirectly, is in control of, is controlled by or is under common control with such Person, or (ii) any other

2 Person who is a director or executive officer (A) of such Person, (B) of any subsidiary of such Person or (C) of any Person described in clause (i) above. For purposes hereof, (a) “control” of a Person means the power, direct or indirect, to direct or cause the direction of the management and policies of such Person whether by contract or otherwise and (b) beneficial ownership of 10% or more of the voting common equity (on a fully diluted basis) or warrants to purchase such amount of equity (whether or not currently exercisable) of a Person shall be deemed to be in control of such Person; and the terms “controlling” and “controlled” have meanings correlative to the foregoing. Notwithstanding the forgoing, the Supporting Noteholders and their Affiliates shall not be deemed Affiliates of the Company. (d) “Applicable Law” means any federal state, local or foreign law, statute, code, ordinance, rule or regulation (including rules and regulations of self-regulatory organizations). (e) “ASOF CTO Funding” has the meaning ascribed to such term in the Refinancing Support Agreement. (f) “Board” means the Board of Directors of the Company or any committee thereof duly authorized to act on behalf of such Board of Directors. (g) “Business Day” means each day which is not a Legal Holiday. (h) “Capital Stock” of any Person means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) equity of such Person, including any Preferred Stock, but excluding any debt securities convertible into such equity. (i) “Cashless Exercise Ratio” means a fraction, the numerator of which is the excess of the Current Market Value per share of Common Stock on the Exercise Date over the applicable Exercise Price per share as of the Exercise Date and the denominator of which is the Current Market Value per share of the Common Stock on the Exercise Date. (j) “Certificated Warrants” means certificated Warrants in fully registered definitive form. (k) “Closing Date” shall have the meaning provided in the Refinancing Support Agreement. (l) “Code” means the Internal Revenue Code of 1986, as amended. (m) “Common Equivalent Shares” means the shares of Common Stock and any other class or series of Capital Stock of the Company, whether or not denominated as shares of Common Stock, including any series of preferred stock, which is entitled to participate in dividends and other distributions, including distributions upon liquidation, dissolution or winding-up of the Company. (n) “Convertible Securities” means any securities, warrants, options or rights to acquire Common Equivalent Shares that, directly or indirectly, are convertible into, exercisable or exchangeable for, or otherwise represent the right to acquire receive or subscribe for,

3 Common Equivalent Shares, with or without payment of additional consideration in cash or property, whether immediately or upon the occurrence of a specified date or a specified event, the satisfaction of or failure to satisfy any condition or the happening or failure to happen of any other contingency. (o) “CTO Funding” means, collectively, the ASOF CTO Funding and Prorata CTO Funding. (p) “Current Market Value” per share of Common Stock or any other security at any date means (i) if the Common Stock is not traded on a recognized national securities exchange or in the over-the-counter market, the value of the security as determined by an Independent Financial Expert selected by the Warrant Agent (at the direction of the Required Warrant Holders) or (ii) if the Common Stock is traded on a recognized national securities exchange or in the over-the-counter market, the average of the daily closing bid prices (or the equivalent in an over-the-counter market) for each Business Day during the period commencing fifteen (15) Business Days before such date and ending on the date one (1) day prior to such date, or if the security has been traded for fewer than fifteen (15) consecutive Business Days before such date, then the average of the daily closing bid prices (or such equivalent) for all of the Business Days before such date for which daily closing bid prices are available; provided, however, if the closing bid price is not determinable for at least ten (10) Business Days in such period, the “Current Market Value” of the security shall be determined under clause (i) above. (q) “Depository” means The Depository Trust Company, its nominees and their respective successors. (r) “ESOP” means the employee benefit plan entitled “The Alion Science and Technology Corporation Employee Ownership, Savings and Investment Plan” adopted and maintained by the Company and as in effect as of the date hereof and as may be amended as required by a change in Applicable Law the date hereof, and subject to the Consent Rights, any successor plan or other plan that is intended to constitute an employee stock ownership plan within the meaning of Section 4975(e) of the United States Tax Code. (s) “ESOP Plan Documents” means collectively, the governing agreements and other documents and instruments of the ESOP, in each case as in effect as of the date hereof and as may be amended as required by a change in Applicable Law after the date hereof. (t) “ESOP Trust” means the trust entitled “Alion Science and Technology Corporation Employee Ownership, Savings and Investment Trust” and adopted and maintained by the Company pursuant to applicable ESOP Plan Documents, as in effect as of the date hereof and as may be amended as required by a change in Applicable Law after the date hereof, and, subject to the terms of the Designation Certificate, any successor trust or other trust established in connection with the ESOP. (u) “ESOP Trustee” means State Street Bank and Trust Company, the entity appointed as trustee for the ESOP Trust pursuant to the terms of the ESOP or any successor trustee.

4 (v) “Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute thereto, and the rules and regulations of the SEC promulgated thereunder. (w) “Exercise Date” means, for a given Warrant, the day on which such Warrant is exercised pursuant to Section 3.05. (x) “First Lien Term Loan” means that certain first lien term loan governed by that certain credit agreement dated as of August 18, 2014 by and among the Company, certain Subsidiaries of the Company, as guarantors, the Lenders party thereto from time to time and Goldman Sachs Lending Partners LLC, as administrative agent. (y) “GAAP” means the generally accepted accounting principles in the United States in effect from time to time, applied on a consistent basis both as to classification of items and amounts. (z) “Governmental Authority” means any national, federal, state, municipal, local, provincial or territorial government or any department, commission, board, bureau, agency, regulatory authority or instrumentality thereof, or any court, judicial, administrative or arbitral body or public or private tribunal, whether of the United States or of any jurisdiction within or outside of the United States. (aa) “Gross Up Amount” means, with respect to any Warrant, a number of shares of Common Stock (or securities, cash or other property) equal to the quotient of (i) the Base Exercise Amount minus the Base Cashless Exercise Amount, divided by (ii) the Cashless Exercise Ratio. (bb) “Holder” means a Person who owns a beneficial interest in a Warrant registered in the Certificate Register (whether or not such Warrant is then exercisable). (cc) “Holders’ Counsel” means Fried, Frank, Harris, Shriver & Jacobson LLP or such other single law firm as is otherwise designated from time to time by the Required Warrant Holders in writing to the Company. (dd) “Initial Holders” means the Persons receiving Warrants pursuant to the Tender/Exchange Offer, the CTO Funding and the Second Lien Term Loan. (ee) “Legal Holiday” means a Saturday, a Sunday or a day on which banking institutions are not required to be open in the State of New York. (ff) “Liquidity Event” means any of the following: (i) the Company’s undertakes a public offering of the Common Stock having gross proceeds of not less than $30,000,000 or (ii) the Company effects a recapitalization of its Common Stock, or consolidates with, merges with or into, or sells all or substantially all of its assets to, or a majority of the Company’s equity securities are sold to, another Person (to the extent not subject to adjustments under Sections 4.01 to 4.06).

5 (gg) “Officer” means the Chairman of the Board, the Chief Executive Officer, the President, the Chief Financial Officer, any Senior Vice President, the Treasurer or the Secretary or an Assistant Secretary of the Company. (hh) “Officers’ Certificate” means a certificate signed by two (2) Officers. (ii) “Opinion of Counsel” means a written opinion from legal counsel who is reasonably acceptable to the Warrant Agent. Such counsel may be an employee of or counsel to the Company. (jj) “Participant Elective Deferrals” means “Elective Deferrals” as such term is defined in the ESOP. (kk) “Person” means any individual, corporation, partnership, joint venture, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, Governmental Authority or any other entity. (ll) “Preferred Stock”, as applied to the Capital Stock of any Person, means Capital Stock of any class or classes (however designated) which is preferred as to the payment of dividends or distributions, or as to the payment of assets upon any voluntary or involuntary liquidation or dissolution of such Person, over shares of Capital Stock of any other class of such Person. (mm) “Prior Period ESOP Issuance” means any of the following: (i) the Company issues shares of Common Stock to the ESOP for Company contributions to the ESOP in the form of Company match and profit sharing contributions for any fiscal six-month period of the Company ended prior to the date hereof (or as of the end of any period that includes any portion of any fiscal six-month period of the Company ended prior to the date hereof) or (ii) the ESOP purchases shares of Common Stock from the Company using rollovers, transfers or Participant Elective Deferrals for any fiscal six-month period of the Company ended prior to the date hereof (or as of the end of any period that includes any portion of any fiscal six-month period of the Company ended prior to the date hereof). (nn) “Prospectus” shall mean the prospectus included in a Shelf Registration Statement, and any such prospectus as amended or supplemented by any prospectus supplement and by all other amendments and supplements to a prospectus, including any preliminary prospectus and post-effective amendments, in each case including all materials incorporated by reference therein. (oo) “Prorata CTO Funding” has the meaning ascribed to such term in the Refinancing Support Agreement. (pp) “Qualified Incentive Plan” shall mean a stock incentive plan for management and key employees of the Company approved by the Board after the Closing Date and for which the resolution of the Board approving such stock incentive plan provides that it will not trigger any antidilution adjustments under the terms of this Agreement.

6 (qq) “Refinancing Support Agreement” means that certain Amended and Restated Refinancing Support Agreement dated as of May 2, 2014 by and among (a) the Company, (b) ASOF II Investments, LLC, a Delaware limited liability company and (c) Phoenix Investment Adviser, LLC, a Delaware limited liability company, on behalf of certain private funds and accounts managed by it, as amended from time to time in accordance with its terms. (rr) “Required Warrant Holders” means Holders representing at least a majority of the Common Stock to be received upon the exercise of all outstanding Warrants. (ss) “Revolving Credit Facility” means that certain revolving credit facility by and among the Company and Wells Fargo Bank, N.A., dated as of the date hereof. (tt) “SEC” means the Securities and Exchange Commission or any other similar or successor agency of the federal government of the United States administering the Securities Act and/or the Exchange Act. (uu) “Second Lien Term Loan” means that certain second lien term loan governed by that certain credit agreement dated as of August 18, 2014 by and among the Company, certain subsidiaries of the Company, as guarantors, the lenders party thereto from time to time and Wilmington Trust, National Association as administrative agent. (vv) “Securities” means the Warrants and the shares of Common Stock issuable in connection therewith. (ww) “Securities Act” means the U.S. Securities Act of 1933, as amended or any successor statute thereto. (xx) “Stockholders’ Agreement” means that certain Stockholders’ Agreement by and among the Company and the ESOP Trustee dated as of the date hereof and substantially in the form attached hereto as Exhibit C. (yy) “Subsidiary” means, with respect to any Person, any corporation, association, partnership or other business entity of which more than 50% of the total voting power of shares of Voting Stock is at the time owned or controlled, directly or indirectly, by (1) such Person, (2) such person and one or more Subsidiaries of such Person or (3) one or more Subsidiaries of such Person. (zz) “Supporting Noteholders” has the meaning ascribed to such term in the Refinancing Support Agreement. (aaa) “Tender/Exchange Offer” means the tender and exchange offers conducted by the Company pursuant to a registration statement filed under the Securities Act and pursuant to the terms of the Refinancing Support Agreement. (bbb) “Third Lien Notes” means the notes issued under the Third Lien Notes Indenture.

7 (ccc) “Third Lien Notes Indenture” means the Indenture dated as of the date hereof, among the Company, the Subsidiary Guarantors named therein and Wilmington Trust, National Association, as trustee with respect to the Third Lien Notes. (ddd) “Transfer” means any transfer by way of sale, assignment, conveyance or other disposition (including by merger, operation of law, bequest or pursuant to any domestic relations order, whether voluntarily or involuntarily) and the term “Transferred” shall have a correlative meaning; provided, however, that a transaction that is a pledge, hypothecation, encumbrance or grant of a security interest shall not be deemed to be a Transfer, but a foreclosure pursuant thereto shall be deemed to be a Transfer. (eee) “Trustee” means Wilmington Trust, National Association, or any successor trustee under the Third Lien Notes Indenture. (fff) “Voting Stock” of a Person means all classes of Capital Stock of such Person then outstanding and normally entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof. (ggg) “Warrant Certificates” mean the registered certificates (including the Global Warrants) issued by the Company under this Agreement representing the Warrants. (hhh) “Warrant Custodian” means the custodian with respect to a Global Warrant (as appointed by the Depository) or any successor person thereto and shall initially be the Warrant Agent. (iii) “Warrant Shares” mean the shares of Common Stock (and any evidence of indebtedness, or any other properties or securities, warrants, options, or subscription or purchase rights) issuable upon exercise of the Warrants. (jjj) “Warrants Issue Date” means the date on which the Warrants are initially issued. Section 1.02. Other Definitions. Term Defined in Section “Additional 2010 Warrant Shares” Section 4.08 “Agreement” Recitals “Agent Members” Section 2.01(b) “Aggregate Cashless Exercise Amount” Section 3.05(b) “Aggregate Exercise Amount” Section 3.01 “Base Cashless Exercise Amount” Section 3.05(b) “Base Exercise Amount” Section 3.01 “Cash Exercise” Section 3.05(a) “Cashless Exercise” Section 3.05(b) “Certificate Register” Section 2.03 “Common Stock” Recitals “Company” Recitals “Effectiveness Period” Section 2.10(c)

8 “Exercise Price” Section 3.01 “Expiration Date” Section 3.02(e) “Global Warrant” Section 2.01(a) “Identified Person” Section 6.03(e) “Identified Persons” Section 6.03(e) “Independent Financial Expert” Section 3.13(d) “New Securities” Section 3.13(a) “New Securities Sale Period” Section 3.13(c) “Note Transfer Agent” Section 2.01 “Offering” Recitals “Preemptive Rights Acceptance Period” Section 3.13(b) “Preemptive Rights Issuance” Section 3.13(a) “Preemptive Rights Notice” Section 3.13(b) “Private Placement Legend” Section 2.04(c) “Private Placement Warrants” Section 2.01(a) “Questionnaire” Section 2.10(b) “Registrable Securities” Section 2.10(a) “Registrar” Section 3.08 “Relevant Corporate Opportunity” Section 6.03(e) “Required Filing Date” Section 2.10(a) “Shelf Registration Statement” Section 2.10(a) “Significant Holder” Section 3.13(a) “Stock Transfer Agent” Section 3.06 “Successor Company” Section 4.07 “Transaction” Section 4.07(a) “Transfer Notice” Section 2.04(b)(i) “Warrant Agent” Recitals “Warrants” Recitals Section 1.03. Rules of Construction. Unless the text otherwise requires: (a) a capitalized term has the meaning assigned to it; (b) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP; (c) references in the singular or to “him,” “her,” “it,” “itself” or other like references, and references in the plural or the feminine or masculine reference, as the case may be, shall also, when the context so requires, be deemed to include the plural or singular, or the masculine or feminine reference, as the case may be; (d) references to Articles, Sections and Exhibits shall refer to articles, sections and exhibits of this Agreement, unless otherwise specified; (e) this Agreement shall be construed without regard to any presumption or other rule requiring construction against the party that drafted and caused this Agreement to be drafted;

9 (f) all monetary figures shall be in United States dollars unless otherwise specified; (g) references to “including” in this Agreement shall mean “including, without limitation,” whether or not so specified; (h) the word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other theory extends and such phrase shall not mean “if”; (i) any time period specified shall be deemed to expire at 5:00 p.m., New York time, on the specified expiration date; provided, that if any expiration date expires on a day other than a Business Day, the expiration date shall be extended until the next succeeding Business Day; and provided, further, that any time period not specified with Business Days shall mean calendar days; and (j) all cash payments shall be made in the currency of the United States. ARTICLE II Warrant Certificates Section 2.01. Form and Dating. The Warrants have been issued by the Company in connection with the Tender/Exchange Offer, CTO Funding and Second Lien Term Loan. Although each Warrant has been issued either as part of a unit including $1,000 principal amount of Third Lien Notes or as consideration for the Second Lien Term Loan, each Warrant may be Transferred or exchanged separately from the Third Lien Notes and the Second Lien Term Loan from and after the date hereof. The terms of the Warrants shall be governed by this Agreement. (a) Form of Warrants. The Warrants issued in connection with the Tender/Exchange Offer have been issued in the form of one or more permanent global warrants (each, a “Global Warrant”), in definitive, fully registered form with the legends set forth in Exhibit A hereto, which Global Warrants have been deposited on behalf of the Initial Holders with the Warrant Agent, as custodian for the Depository (or with such other custodian as the Depository may direct), and registered in the name of the Depository or a nominee of the Depository, duly executed by the Company and countersigned by the Warrant Agent as hereinafter provided. The Warrants issued to Holders in connection with the Second Lien Term Loan and the ASOF CTO Funding (the “Private Placement Warrants”) have been issued as Certificated Warrants bearing the legend set forth in Section 2.04(c). (b) Book Entry Provisions. (i) This Section 2.01(b) shall apply only to a Global Warrant deposited with or on behalf of the Depository. The Company shall execute and the Warrant Agent shall, in accordance with Section 2.02, countersign and deliver initially one or more Global Warrants that (x) shall be registered in the name of the Depository for such Global Warrant or Global Warrants or the nominee of the Depository and (y) shall be delivered by the Warrant Agent to the Depository or pursuant to the Depository’s instructions or held by the Warrant Agent as custodian for the Depository.

10 (ii) Members of, or participants in, the Depository (“Agent Members”) shall have no rights under this Agreement with respect to any Global Warrant held on their behalf by the Depository or by the Warrant Agent as the custodian of the Depository or under such Global Warrant, and the Depository may be treated by the Company, the Warrant Agent and any agent of the Company or the Warrant Agent as the absolute owner of such Global Warrant for all purposes whatsoever. Notwithstanding the foregoing, nothing in this Agreement shall prevent the Company, the Warrant Agent or any agent of the Company or the Warrant Agent from giving effect to any written certification, proxy or other authorization furnished by the Depository or impair, as between the Depository and its Agent Members, the operation of customary practices of the Depository governing the exercise of the rights of a Holder of a beneficial interest in any Global Warrant. (c) Certificated Securities. Except as provided in Section 2.04 or Section 2.05, owners of beneficial interests in Global Warrants will not be entitled to receive physical delivery of Certificated Warrants. Section 2.02. Execution and Countersignature. (a) Two (2) Officers shall sign the Warrant Certificates for the Company by manual or facsimile signature. (b) If an Officer whose signature is on a Warrant Certificate no longer holds that office at the time the Warrant Agent countersigns the Warrant Certificate, the Warrants evidenced by such Warrant Certificate shall be valid nevertheless. (c) The Warrant Agent may appoint an agent reasonably acceptable to the Company to countersign the Warrant Certificates. Unless limited by the terms of such appointment, such agent may countersign Warrant Certificates whenever the Warrant Agent may do so. Each reference in this Agreement to countersignature by the Warrant Agent includes countersignature by such agent. Such agent will have the same rights as the Warrant Agent for service of notices and demands. (d) At any time and from time to time after the execution of this Agreement, the Warrant Agent or an agent reasonably acceptable to the Company shall upon receipt of a written order of the Company signed by two (2) Officers of the Company manually countersign for original issue a Warrant Certificate evidencing the number of Warrants specified in such order; provided, however, that the Warrant Agent shall be entitled to receive an Officers’ Certificate that it may reasonably request in connection with such countersignature of Warrants. Such order shall specify the number of Warrants to be evidenced on the Warrant Certificate to be countersigned, the date on which such Warrant Certificate is to be countersigned and the number of Warrants then authorized. (e) The Warrants evidenced by a Warrant Certificate shall not be valid until an authorized signatory of the Warrant Agent or its agent as provided above manually countersigns the Warrant Certificate. The signature shall be conclusive evidence that the Warrant Certificate has been countersigned under this Agreement.

11 Section 2.03. Certificate Register. The Warrant Agent shall keep a register (the “Certificate Register”) of the Warrant Certificates and of their transfer and exchange. The Certificate Register shall show the names and addresses of the respective Holders and the date and number of Warrants evidenced on the face of each of the Warrant Certificates. The Company and the Warrant Agent may deem and treat the Person in whose name a Warrant Certificate is registered as the absolute owner of such Warrant Certificate for all purposes whatsoever and neither the Company nor the Warrant Agent shall be affected by notice to the contrary. Section 2.04. Transfer and Exchange. (a) Transfer and Exchange of Global Warrants. (i) The transfer and exchange of the beneficial interests in Global Warrants shall be effected through the Depository, in accordance with this Agreement (including applicable restrictions on transfer set forth in this Agreement), the procedures of the Depository therefor and in accordance with Applicable Law. A transferor of a beneficial interest in a Global Warrant shall deliver to the Warrant Agent a written order given in accordance with the Depository’s procedures containing information regarding the participant account of the Depository to be credited with a beneficial interest in the Global Warrant. (ii) Notwithstanding any other provisions of this Agreement (other than the provisions set forth in Section 2.05), a beneficial interest in a Global Warrant may not be transferred as a whole except by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository or by the Depository or any such nominee to a successor Depository or a nominee of such successor Depository. (iii) In the event that a Global Warrant is exchanged and transferred for Certificated Warrants pursuant to Section 2.05, such Warrants may be exchanged only in accordance with such procedures as are substantially consistent with the provisions of this Section 2.04 and such other procedures as may from time to time be adopted by the Company as well as in accordance with Applicable Law. (b) Transfer and Exchange of Certificated Warrants. (i) Reserved. (ii) Prior to any transfer or attempted transfer of any Certificated Warrants containing the Private Placement Legend (or which would have contained the Private Placement Legend had they been issued on or after November 5, 2014), the holder of such Certificated Warrants shall (i) deliver a transfer form substantially in the form attached hereto as Exhibit B (a “Transfer Notice”) to the Company and the Warrant Agent of such Holder’s intention to effect such transfer, describing the manner and circumstances of the proposed transfer, accompanied by an opinion of counsel to such Holder that the proposed transfer of such Certificated Warrants may be effected without registration under the Securities Act, and (ii) surrender such Warrant Certificates. The Company shall, within (2) Business Days after receipt of the Transfer Notice, deliver to the Warrant Agent an Officers’ Certificate certifying that the proposed transfer satisfies the requirements of Section 3.15. After receipt of the Transfer Notice,

12 opinion and Officers’ Certificate by the Warrant Agent, such Holder shall thereupon, subject to compliance with the other restrictions on transfer contained herein, be entitled to transfer such Certificated Warrants, in accordance with the terms of the Transfer Notice and the Stockholder’s Agreement. Each Certificated Warrant issued upon such transfer shall bear the restrictive legend with respect to the Securities Act set forth below, unless, in the opinion of counsel to such Holder (which opinion must be reasonably satisfactory to the Company and its counsel), such legend is not required in order to ensure compliance with the Securities Act. (iii) A Holder of a Private Placement Warrant may (a) exchange such Warrant for a beneficial interest in a Global Warrant following delivery to the Warrant Agent of an opinion of counsel that the Private Placement Warrants no longer require the Private Placement Legend, or (b) transfer such Private Placement Warrant to a Person who takes delivery thereof in the form of a beneficial interest in a Global Warrant if such transfer is effected pursuant to the Shelf Registration Statement in accordance with the terms of this Agreement or following delivery to the Warrant Agent of an opinion of counsel that the Private Placement Warrants no longer require the Private Placement Legend. Following satisfaction of the condition in the preceding sentence, the exchanging or transferring Holder shall surrender the Warrant Certificates representing the transferred or exchanged Private Placement Warrants and deliver to the Warrant Agent a Transfer Notice with respect to such Private Placement Warrants, together with written instructions directing the Warrant Agent to make, or to direct the Depository to make, an endorsement on the Global Warrant to reflect an increase in the number of Warrants represented by the Global Warrant equal to the number of Warrants represented by such Private Placement Warrant, then the Warrant Agent shall, in accordance with such instructions, instruct the Depository to credit the account of the Person specified in such instructions as a beneficial interest in the Global Warrant. If no Global Warrant is then outstanding, the Company shall issue and the Warrant Agent shall countersign a new Global Warrant representing the appropriate number of Warrants. Following any such transfer or exchange, the Warrant Certificates evidencing such Private Placement Warrants shall be canceled by the Warrant Agent, and after such cancellation shall be returned to the Company. (c) Legend. Each Warrant Certificate shall bear a legend in substantially the following form (with Warrant Certificates issued after the date of this Amended and Restated Warrant Agreement being revised to refer to the Agreement as amended and restated): “ANY TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE CONDITIONS SPECIFIED IN THE WARRANT AGREEMENT (THE “WARRANT AGREEMENT”) DATED AS OF AUGUST 18, 2014 BETWEEN ALION SCIENCE AND TECHNOLOGY CORPORATION (THE “COMPANY”) AND WILMINGTON TRUST, NATIONAL ASSOCIATION AS WARRANT AGENT. BY ACCEPTING DELIVERY OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE, ANY TRANSFEREE SHALL BE DEEMED TO HAVE AGREED TO BE BOUND BY THE WARRANT AGREEMENT AS IF THE TRANSFEREE HAD EXECUTED AND DELIVERED THE WARRANT AGREEMENT.” In addition to the legend above, each Private Placement Warrant issued on August 18, 2014 and any Warrant Certificate issued after November 5, 2014 shall bear a legend in substantially the following form (the “Private Placement Legend”):

13 “THIS SECURITY AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS SECURITY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER SECURITIES LAWS. BY ITS EXERCISE HEREOF, THE HOLDER AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER THIS SECURITY PRIOR TO THE DATE PERMITTED BY RULE 144 UNDER THE SECURITIES ACT OR ANY SUCCESSOR PROVISION THERETO (THE "RESALE RESTRICTION TERMINATION DATE"), EXCEPT (A) TO ALION SCIENCE AND TECHNOLOGY CORPORATION (THE “COMPANY”) OR ANY SUBSIDIARY THEREOF, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (C) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT TO A PERSON THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A UNDER THE SECURITIES ACT, OR (D) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE WARRANT AGENT'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (B) OR (D) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM.” Each Global Warrant will bear legends required by the Depository substantially in the following form: “UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN. TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE WARRANT AGREEMENT REFERRED TO ON THE REVERSE HEREOF.”

14 (d) Cancellation or Adjustment of Global Warrant. At such time as all beneficial interests in a Global Warrant have been exchanged for Certificated Warrants, redeemed, repurchased or canceled, such Global Warrant shall be returned to the Depository for cancellation or retained and canceled by the Warrant Agent, and, after cancellation, shall be destroyed in accordance with the Warrant Agent’s standard procedures. At any time prior to such cancellation, if any beneficial interest in a Global Warrant is exchanged for Certificated Warrants, redeemed, repurchased or canceled, the number of Warrants represented by such Global Warrant shall be reduced and an adjustment shall be made on the books and records of the Warrant Agent (if it is then the Warrant Custodian for such Global Warrant) with respect to such Global Warrant, by the Warrant Agent, to reflect such reduction. (e) Obligations with Respect to Transfers and Exchanges of Warrants. (i) To permit registrations of transfers and exchanges, the Company shall execute and the Warrant Agent shall countersign, upon receipt of an Opinion of Counsel and Officers’ Certificate if so requested by the Warrant Agent, Certificated Warrants and Global Warrants as required pursuant to the provisions of Section 2.02 and this Section 2.04. (ii) No service charge shall be made to a Holder for any registration of transfer or exchange upon surrender of any Warrant Certificate at the office of the Warrant Agent maintained for that purpose, but the Company may require payment of a sum sufficient to cover any tax, assessment or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Warrant Certificates. (iii) Prior to the due presentation for registration of transfer of any Warrant, the Company and the Warrant Agent may deem and treat the Person in whose name a Warrant is registered as the absolute owner of such Warrant, and neither the Company nor the Warrant Agent shall be affected by notice to the contrary. (iv) All Warrants issued upon any transfer or exchange pursuant to the terms of this Agreement shall be the valid obligations of the Company, entitled to the same benefits under this Agreement as the Warrants surrendered upon such transfer or exchange. (f) No Obligation of the Warrant Agent. (i) The Warrant Agent shall have no responsibility or obligation to any beneficial owner of a Global Warrant, a member of, or a participant in the Depository or other Person with respect to the accuracy of the records of the Depository or its nominee or of any participant or member thereof, with respect to any ownership interest in the Warrants or with respect to the delivery to any participant, member, beneficial owner or other Person (other than the Depository) of any notice or the payment of any amount, under or with respect to such Warrants. All notices and communications to be given to the Holders and all payments to be made to Holders under the Warrants shall be given or made only to or upon the order of the registered Holders (which shall be the Depository or its nominee in the case of a Global Warrant). Unless otherwise specified, the rights of beneficial owners in any Global Warrant shall be exercised only through the Depository subject to the applicable rules and procedures of the Depository. The Warrant Agent may rely and shall be fully protected in relying upon

15 information furnished by the Depository with respect to its members, participants and any beneficial owners. (ii) The Warrant Agent shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Agreement or under Applicable Law with respect to any transfer of any interest in any Warrant (including any transfers between or among the Depository participants, members or beneficial owners in any Global Warrant) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Agreement, and to examine the same to determine substantial compliance as to form with the express requirements hereof. Section 2.05. Certificated Warrants. (a) A Global Warrant deposited with the Depository or with the Warrant Agent as custodian for the Depository pursuant to Section 2.01 shall be transferred to the beneficial owners thereof in the form of Certificated Warrants in a number equal to the number of Warrants represented by such Global Warrant, in exchange for such Global Warrant, only if such transfer complies with Section 2.04 and (i) the Depository notifies the Company that it is unwilling or unable to continue as depositary for such Global Warrant or if at any time the Depository ceases to be a “clearing agency” registered under the Exchange Act and, in each such case, a successor depositary is not appointed by the Company within ninety (90) days of such notice or (ii) the Company, with the consent of the Required Warrant Holders, notifies the Warrant Agent in writing that it elects to cause the issuance of Certificated Warrants (other than the Private Placement Warrants) under this Agreement. (b) Any Global Warrant that is transferable to the beneficial owners thereof pursuant to this Section 2.05 shall be surrendered by the Depository to the Warrant Agent, to be so transferred, in whole or from time to time in part, without charge, and the Warrant Agent shall countersign and deliver, upon such transfer of each portion of such Global Warrant, an equal number of Certificated Warrants. Any Certificated Warrants delivered in exchange for an interest in the Global Warrant shall bear the legends set forth in Section 2.04(b). (c) Subject to the provisions of Section 2.05(b), the registered Holder of a Warrant may grant proxies and otherwise authorize any Person, including Agent Members and Persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Agreement or the Warrants. (d) In the event of the occurrence of either of the events specified in Section 2.05(a), the Company will promptly make available to the Warrant Agent a reasonable supply of Certificated Warrants in definitive, fully registered form. Section 2.06. Replacement Certificates. If a mutilated Warrant Certificate is surrendered to the Warrant Agent or if the Holder of a Warrant Certificate claims that the Warrant Certificate has been lost, destroyed or wrongfully taken, the Company shall issue and the Warrant Agent shall countersign a replacement Warrant Certificate if the reasonable requirements of the Warrant Agent and of Section 8-405 of the Uniform Commercial Code as in effect in the State of New

16 York are met. If required by the Warrant Agent or the Company, such Holder shall furnish an indemnity bond sufficient in the judgment of the Company and the Warrant Agent to protect the Company and the Warrant Agent from any loss which either of them may suffer if a Warrant Certificate is replaced. The Company and the Warrant Agent may charge the Holder for their reasonable out-of-pocket expenses in replacing a Warrant Certificate. Every replacement Warrant Certificate evidences an additional obligation of the Company. Section 2.07. Outstanding Warrants. Warrants outstanding at any time are all Warrants evidenced on all Warrant Certificates authenticated by the Warrant Agent except for those canceled by it and those delivered to it for cancellation. A Warrant does not cease to be outstanding because an Affiliate of the Company holds the Warrant. A Warrant ceases to be outstanding and shall no longer be exercisable if the Company or any Subsidiary of the Company holds the Warrant. If a Warrant Certificate is replaced pursuant to Section 2.06 of this Agreement, the Warrants evidenced thereby cease to be outstanding and shall no longer be exercisable unless the Warrant Agent and the Company receive proof satisfactory to them that the replaced Warrant Certificate is held by a bona fide purchaser. Section 2.08. Cancellation. (a) In the event the Company or any Subsidiary of the Company shall purchase or otherwise acquire Certificated Warrants (including Private Placement Warrants), the same shall thereupon be delivered to the Warrant Agent for cancellation. (b) The Warrant Agent and no one else shall cancel and destroy all Warrant Certificates surrendered for transfer, exchange, replacement, exercise or cancellation and deliver a certificate of such destruction to the Company unless the Company directs the Warrant Agent to deliver canceled Warrant Certificates to the Company. The Company may not issue new Warrant Certificates to replace Warrant Certificates to the extent they evidence Warrants which have been exercised or Warrants which the Company or any Subsidiary of the Company has purchased or otherwise acquired. Section 2.09. CUSIP Numbers. The Company in issuing the Warrants may use “CUSIP” numbers and, if so, the Warrant Agent shall use such “CUSIP” numbers in notices as a convenience to Holders; provided, however, that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Warrant Certificates or as contained in any notice and that reliance may be placed only on the other identification numbers printed on the Warrant Certificates. Section 2.10. Registration. (a) Filing of Shelf Registration. If at any time that the Company becomes subject to (or is voluntarily filing the reports that would be required if the Company were subject to) the reporting requirements of Section 13 or 15(d) of the Exchange Act and there are Warrants outstanding, the Company covenants and agrees that, within fifteen (15) Business Days of the date on which the Company becomes subject to such requirements or begins voluntarily filing such reports (the “Required Filing Date”), it shall file one or more “shelf” registration statements

17 pursuant to Rule 415 (or similar rule that may be adopted by the SEC) under the Securities Act (collectively, the “Shelf Registration Statement”) to permit on a continuous basis (i) resales of the Warrants by the Holders thereof who may be deemed Affiliates of the Company, (ii) the issuance of Warrant Shares upon the exercise of the Warrants by the Holders thereof, (iii) the resale of Warrant Shares by the Holders thereof who may be deemed Affiliates of the Company, (iv) resales of the Warrants issued to the Supporting Noteholders in connection with the Second Lien Term Loan and the resale of Warrant Shares issued to the Supporting Noteholders upon the exercise of such Warrants and (v) resales of the Warrants issued to ASOF in connection with the ASOF CTO Funding and the resale of Warrant Shares issued to ASOF upon the exercise of such Warrants (the “Registrable Securities”). The Company shall use its reasonable best efforts to cause the Shelf Registration Statement to become effective as promptly as possible after the filing thereof, but in no event later than sixty (60) days after the Required Filing Date. (b) The Shelf Registration Statement shall be on Form S-3. In the event Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall (i) register the resale of the Registrable Securities on Form S-1 or another appropriate form in accordance herewith as the Holders may consent and (ii) attempt to register the Registrable Securities on Form S-3 as soon as such form is available, provided, that, the Company shall maintain the effectiveness of the Shelf Registration Statements then in effect until such time as a Shelf Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the SEC. (c) The Company shall use commercially reasonable best efforts to cause the Shelf Registration Statement to be declared effective by the SEC as promptly as reasonably possible after the filing thereof, but in any event within sixty (60) days of such filing (it being understood that the Company does not guarantee that the Registration Statement will be declared effective by the SEC within such time), and shall use commercially reasonable best efforts to keep the Shelf Registration Statement continuously effective under the Securities Act until such time as this Section 2.10 no longer survives following expiration of all of the Warrants pursuant to Section 3.04 hereof (the “Effectiveness Period”). (d) The Company shall notify the Holders in writing as promptly as reasonably possible (and in any event within one (1) Business Day) after receiving notification from the SEC that the Shelf Registration Statement has been declared effective. (e) Prior to the filing of the Shelf Registration Statement, any Prospectus or any amendments or supplements thereto, the Company shall furnish to the Holders’ Counsel copies of all such documents proposed to be filed, which documents will be subject to the review and reasonable approval of the Holders. (f) The Company shall (i) prepare and file with the SEC such amendments, including post-effective amendments, to each Shelf Registration Statement and Prospectus as may be necessary to keep the Shelf Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period (including as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Securities Act) and prepare and file with the SEC such additional Shelf Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be

18 amended or supplemented by any required supplement, and as so supplemented or amended to be filed pursuant to Rule 424 under the Securities Act; (iii) respond as promptly as reasonably possible to any comments (other than non-substantive comments) received from the SEC with respect to the Shelf Registration Statement or any amendment thereto and provide the Holders’ Counsel with true and complete copies of all correspondence from and to the SEC relating to the Shelf Registration Statement as promptly as possible; provided, however, that the Company shall not provide copies of any correspondence that would result in the disclosure of material non- public information concerning the Company (it being understood that the Company shall provide such information to the Holders’ Counsel at such time as it is no longer material non-public information); and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Shelf Registration Statement in accordance with the intended methods of disposition by the Holders set forth in the Shelf Registration Statement or Prospectus (in each case, as amended or supplemented). (g) The Company shall notify the Warrant Agent and the Holders’ Counsel in the event that: (i) any Shelf Registration Statement or any post-effective amendment is declared effective; (ii) the SEC issues any stop order suspending the effectiveness of any Shelf Registration Statement or initiates any proceedings for that purpose; (iii) the Company receives notice of any suspension of the qualification or exemption from qualification of any Registrable Securities for sale in any jurisdiction, or the initiation or threat of any proceeding for such purpose; or (iv) the financial statements included or incorporated by reference in any Shelf Registration Statement become ineligible for inclusion or incorporation therein or any statement made in any Shelf Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference is untrue in any material respect or any revision to a Shelf Registration Statement, Prospectus or other document is required so that it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company shall notify the Holders’ Counsel in the event that the SEC or any other federal or state Governmental Authority requests any amendment or supplement to any Shelf Registration Statement or Prospectus or requests additional information related thereto. (h) Upon the occurrence of any event described in paragraph (g) above, the Company shall as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to the affected Shelf Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither will the Shelf Registration Statement contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, nor will such Prospectus contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. (i) The Company shall be permitted to suspend the availability of the Shelf Registration Statement and the use of any Prospectus only if the Company furnishes to the Holders a certificate signed by the chief executive or chief financial officer of the Company

19 stating that in the good faith judgment of the Company’s Board of Directors: (A) any resale of Registrable Securities could reasonably be expected to materially interfere with an acquisition, corporate reorganization, financing or other material transaction then under consideration by the Company or (B) there is some other material development relating to the operations or condition (financial or other) of the Company that has not been disclosed to the general public and as to which it is in the Company’s best interests not to disclose; provided, however, that any period during which the availability of the Shelf Registration Statement and any Prospectus may be suspended pursuant to this clause (i) may not exceed forty-five (45) days in the aggregate during any twelve (12) month period; provided, further, that the Company may not so suspend the Shelf Registration Statement or cause the Holders or any other holder of Registrable Securities to discontinue sales under the Shelf Registration Statement or Prospectus more than once in any calendar year. (j) The Company shall use its commercially reasonable best efforts to avoid the issuance of or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of any Shelf Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as soon as practicable. (k) The Company shall promptly deliver to the Holders and each other holder of Registrable Securities, without charge, as many copies of the Prospectus and each amendment or supplement thereto as such Persons may reasonably request. The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by the Holders and each other holder of Registrable Securities in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto. (l) The Company shall cooperate with the Holders and each other holder or transferee of Registrable Securities (i) to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Shelf Registration Statement, which certificates shall be free of all restrictive legends, and (ii) to enable such Registrable Securities to be in such denominations (permitted by any indenture governing such securities to the extent a debt security) and registered in such names as the Holders and each other holder or transferee of Registrable Securities may request. (m) The Company shall pay all fees and expenses incident to the preparation and filing of the registration statements contemplated by this Section 2.10 by the Company, including (i) all registration and filing fees and expenses, including without limitation those related to filings with the SEC and in connection with applicable state securities or blue sky laws, (ii) printing expenses, (iii) messenger, telephone and delivery expenses, and (iv) reasonable and documented legal fees and expenses of the Holders’ Counsel (or reimburse the Holders for such fees and expenses of the Holders’ Counsel). (n) Holder Information. Prior to filing the Shelf Registration Statement, the Company shall provide each Holder with a copy of the questionnaire in the form attached hereto as Annex A (the “Questionnaire”). In order to be named as a selling securityholder in the Prospectus at the time of effectiveness of the Shelf Registration Statement, each Holder must, before the effectiveness of the Shelf Registration Statement, have furnished a completed

20 Questionnaire containing no material misstatement of fact and not omitting any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. From and after the date that the Shelf Registration Statement is first declared effective by the SEC, upon receipt of a completed Questionnaire from the Holders who had not prior to such time furnished a completed Questionnaire to the Company, the Company will use its reasonable best efforts to file within fifteen (15) Business Days thereafter any amendments or supplements to the Shelf Registration Statement necessary for such Holder to be named as a selling securityholder in the Shelf Registration Statement. Each Holder named as a selling securityholder in the Shelf Registration Statement agrees to promptly furnish to the Company an updated Questionnaire in order to make information previously furnished to the Company by the Holder not materially misleading. ARTICLE III Exercise Terms Section 3.01. Exercise. Each Warrant, when exercised, shall entitle the Holder thereof, subject to adjustment pursuant to the terms of this Agreement (including pursuant to Section 4.09), to purchase (i) 17.6773672 shares of Common Stock (as adjusted pursuant to the terms of this Agreement as of the Exercise Date of such Warrant, the “Base Exercise Amount”) and (ii) the Gross Up Amount (the sum of (i) and (ii), the “Aggregate Exercise Amount”). The exercise price of each Warrant is equal to $0.0001 per share, subject to the adjustments provided for in this Agreement (the “Exercise Price”). Section 3.02. Exercise Periods. (a) Subject to the terms and conditions set forth in this Agreement, the Warrants shall be exercisable, in whole or in part, at any time and from time to time on or after the Closing Date. (b) Reserved. (c) Reserved. (d) Reserved. (e) No Warrant shall be exercisable after August 17, 2024 (the “Expiration Date”). Section 3.03. Reserved. Section 3.04. Expiration. A Warrant shall terminate and become void as of the earlier of (i) the close of business New York City time on the Expiration Date or (ii) the date such Warrant is exercised in full. The Company shall give notice not less than thirty (30), and not more than sixty (60), days prior to the Expiration Date to the Holders of all then outstanding Warrants to the effect that the Warrants will terminate and become void as of the close of business on the Expiration Date; provided, however, that if the Company fails to give notice as provided in this Section 3.04, the Warrants will nevertheless expire and become void on the Expiration Date.

21 Section 3.05. Manner of Exercise. (a) Warrants may be exercised upon (i) delivery of the form of election to purchase Common Stock attached hereto as Exhibit D duly completed and signed by the Holder and, (x) with respect to any Warrants held by any Holder through a direct or indirect participant of the Depository, by effecting exercise pursuant to the applicable rules of the Depository for warrant exercise, and (y) with respect to Certificated Warrants, the surrender to the Warrant Agent at the office of the Warrant Agent of the related Warrant Certificate and (ii) payment to the Warrant Agent, for the account of the Company, of the applicable Exercise Price for each Warrant Share issuable upon the exercise of such Warrants then exercised (a “Cash Exercise”). Such payment shall be made in cash or by certified or official bank check payable to the order of the Company or by wire transfer of funds to an account designated by the Company for such purpose. Warrants may be exercised by Cash Exercise only if at the time of such exercise a Shelf Registration Statement is then effective under the Securities Act. (b) Whether or not a Shelf Registration Statement is then effective under the Securities Act, Warrants may also be exercised without the payment of cash by (i) reducing the Base Exercise Amount so as to yield a number of shares of Common Stock (or securities, cash or other property) upon the exercise of such Warrant equal to the product of (a) the Base Exercise Amount and (b) the Cashless Exercise Ratio (the “Base Cashless Exercise Amount”), and (ii) reducing the Gross Up Amount so as to yield a number of shares of Common Stock (or securities, cash or other property) equal to the product of (x) the Gross Up Amount and (y) the Cashless Exercise Ratio (the sum of (i) and (ii), the “Aggregate Cashless Exercise Amount”). An exercise of a Warrant in accordance with the immediately preceding sentence is herein called a “Cashless Exercise.” Upon surrender of a Warrant Certificate representing more than one Warrant in connection with the Holder’s option to elect a Cashless Exercise for the Warrants that the Holder specifies are to be exercised pursuant to a Cashless Exercise, the number of shares of Common Stock (or securities, cash or other property) deliverable upon a Cashless Exercise shall be equal to the Aggregate Cashless Exercise Amount multiplied by the number of Warrants that the Holder specifies are to be exercised pursuant to a Cashless Exercise. All provisions of this Agreement shall be applicable with respect to a surrender of a Warrant Certificate pursuant to a Cashless Exercise for less than the full number of Warrants represented thereby. (c) Subject to Section 3.02 and 3.09, the rights represented by the Warrants shall be exercisable at the election of the Holders thereof either in full at any time or from time to time in part and in the event that a Warrant Certificate is surrendered for exercise of less than all the Warrants represented by such Warrant Certificate at any time prior to the Expiration Date, a new Warrant Certificate representing the remaining Warrants shall be issued. In the case of Certificated Warrants, the Warrant Agent shall countersign and deliver to the Holders the required new Warrant Certificates, and the Company, at the Warrant Agent’s request, shall supply the Warrant Agent with Warrant Certificates duly signed on behalf of the Company for such purpose. Section 3.06. Issuance of Shares of Common Stock. Subject to Section 2.06, upon the exercise of Warrants in accordance with the terms of this Agreement, the Company shall issue and cause a transfer agent for the Common Stock (the “Stock Transfer Agent”) to countersign and deliver to or upon the written order of the Holder and in such name or names as the Holder may

22 designate, a certificate or certificates for the number of full shares of Common Stock so purchased upon the exercise of such Warrants or other securities or property to which it is entitled, registered or otherwise, to the Person or Persons entitled to receive the same (including any depositary institution so designated by a Holder), together with cash as provided in Section 3.07 in respect of any fractional shares of Common Stock otherwise issuable upon such exercise; provided, however, that if, at such date, the transfer books for the shares of Common Stock shall be closed, the certificates for the Common Stock in respect of which such Warrants are then exercised shall be issuable as of the date on which such books shall next be opened and until such date the Company shall be under no duty to deliver any certificates for such Common Stock; provided further, however, that such transfer books, unless otherwise required by law, shall not be closed at any one time for a period longer than twenty (20) calendar days. Such certificate or certificates shall be deemed to have been issued and any Person so designated to be named therein shall be deemed to have become a holder of record of such shares of Common Stock as of the date of the exercise of Warrants pursuant to the terms of this Agreement. Upon the exercise of any Warrant and the receipt by a Holder of the shares of Common Stock as a result thereof, the Holder will be deemed to be bound by, and covenants to thereupon execute a joinder to, the Stockholders’ Agreement in accordance with the terms thereof. Section 3.07. Fractional Shares of Common Stock. The Company shall not be required to issue fractional shares of Common Stock on the exercise of Warrants. If more than one (1) Warrant shall be exercised in full at the same time by the same Holder, the number of full shares of Common Stock which shall be issuable upon such exercise shall be computed on the basis of the aggregate number of shares of Common Stock which may be purchasable pursuant thereto. If any fraction of a shares of Common Stock would, except for the provisions of this Section 3.07, be issuable upon the exercise of any Warrant (or specified portion thereof), the Company shall be entitled to pay an amount in cash equal to the Current Market Value per share of Common Stock, as determined on the day immediately preceding the date the Warrant is presented for exercise, multiplied by such fraction, computed to the nearest whole cent. Section 3.08. Reservation of Shares of Common Stock. (a) The Company shall at all times keep reserved out of its authorized shares of Common Stock a number of shares of Common Stock sufficient to provide for the exercise of all outstanding Warrants. The registrar for the Common Stock (the “Registrar”) shall at all times until the Expiration Date reserve such number of authorized shares as shall be required for such purpose. The Company will keep a copy of this Agreement on file with the Stock Transfer Agent. The Company will supply such Stock Transfer Agent with duly executed stock certificates for such purpose and will itself provide or otherwise make available any cash which may be payable as provided in Section 3.07. The Company will furnish to such Stock Transfer Agent a copy of all notices of adjustments (and certificates related thereto) transmitted to each Holder. (b) Reserved. (c) The Company covenants that all shares of Common Stock which may be issued upon exercise of and payment for Warrants in accordance with the provisions of this

23 Agreement shall, upon issue, be fully paid, nonassessable, free from all stamp and documentary taxes and free from all liens, charges and security interests with respect to the issue thereof. Section 3.09. Compliance with Law. Notwithstanding anything in this Agreement to the contrary, in no event shall a Holder be entitled to exercise a Warrant by Cash Exercise unless (i) a registration statement filed under the Securities Act in respect of the issuance of the Warrant Shares is then effective or (ii) in the opinion of counsel to the Company addressed to the Warrant Agent the exercise of such Warrants is exempt from the registration requirements of the Securities Act and such securities are qualified for sale or exempt from qualification under the applicable securities laws of the states or other jurisdictions in which such Holders reside. Section 3.10. Reserved. Section 3.11. Right of First Offer. In the event of a ROFO Sale (as such term is defined in the Stockholders’ Agreement) Holders shall have the rights and be subject to all of the obligations set forth in Section 2.2 of the Stockholders’ Agreement, which section is incorporated herein by reference mutatis mutandis. Section 3.12. Reserved. Section 3.13. Preemptive Rights. (a) In the event that the Company proposes to sell or otherwise issue New Securities that vote with the Common Stock for the election of directors generally and the Holders would not be entitled to (i) receive such New Securities as a dividend or distribution or (ii) receive an adjustment in the number of Warrant Shares issuable upon exercise of such Holders’ Warrants as provided in ARTICLE IV (a “Preemptive Rights Issuance”), each Holder holding Warrants representing five percent (5%) of the aggregate Warrant Shares to be received upon the exercise of all then outstanding Warrants (a “Significant Holder”) shall have the right to acquire up to that number or amount of such New Securities, at the price and upon substantially the same terms and conditions as such New Securities are to be sold or otherwise issued by the Company, as shall enable such Significant Holder to maintain the percentage of voting power for the election of directors generally with the Common Stock such Significant Holder would hold in the Company upon exercise of such Significant Holder’s Warrants prior to such sale or other issuance of New Securities (assuming the exercise, exchange or conversion of all Convertible Securities in accordance with their terms). In the event that the Company proposes to sell or otherwise issue New Securities that generally do not vote with the Common Stock for the election of directors generally, each Significant Holder shall have the right to acquire up to that number or amount of such New Securities, at the price and upon substantially the same terms and conditions as such New Securities are to be sold or otherwise issued by the Company, equal to the product of (i) the number or amount of such New Securities being sold or otherwise issued times (ii) the percentage of voting power for the election of directors generally with the Common Stock of such Significant Holder immediately prior to such sale or other issuance of such New Securities (assuming the exercise, exchange or conversion of all Convertible Securities in accordance with their terms). For purposes of this Section 3.13, “New Securities” means any Common Equivalent Shares, including any such securities issued by the Company in connection with the ESOP.

24 (b) In the event that the Company proposes to undertake a Preemptive Rights Issuance, the Company shall give each Significant Holder and the Warrant Agent written notice (the “Preemptive Rights Notice”) of its intention, stating (i) the type of New Securities, (ii) the purchase price, number and general terms upon which the Company proposes to issue or sell such New Securities and (iii) the estimated or actual closing date, as applicable, of the sale or issuance of New Securities. The Preemptive Rights Notice shall be given to (x) in the case of sales or issuances of New Securities other than in connection with Participant Elective Deferrals, each Significant Holder and the Warrant Agent at least twenty (20) Business Days prior to the first closing of the proposed sale or issuance or (y) in the case of issuances of New Securities in connection with Participant Elective Deferrals, the Warrant Agent within ten (10) Business Days following the first issuance of such New Securities. Each Significant Holder shall have the right, for a period of thirty (30) Business Days after receipt of the Preemptive Rights Notice (the “Preemptive Rights Acceptance Period”), to agree to purchase up to its pro rata share of such New Securities. Such acceptance shall be made by delivering a written notice to the Company, the Warrant Agent and the ESOP Trustee within the Preemptive Rights Acceptance Period specifying the number of New Securities that such Significant Holder shall purchase. For purposes of this Section 3.13, the “pro rata share” of a Significant Holder shall mean the number or amount of New Securities which shall enable such Significant Holder to maintain, assuming the conversion of all Convertible Securities in accordance with their terms, the percentage equity interest such Significant Holder would hold in the Company upon exercise of such Significant Holder’s Warrants immediately prior to such sale or other issuance of New Securities at the purchase price and on the terms stated in the Preemptive Rights Notice. The Company shall include in any filings with the SEC on Form 8-K regarding a Preemptive Rights Issuance in connection with Participant Elective Deferrals a disclosure that such sale or issuance is subject to the provisions of this Section 3.13 and that Significant Holders have the rights set forth herein. (c) In the event the Company delivers the Preemptive Rights Notice in accordance with Section 3.13(b), the Company shall have a period of sixty (60) Business Days (the “New Securities Sale Period”) from the date of the first closing specified in the Preemptive Rights Notice to sell to third parties all such New Securities not purchased by Holders pursuant to this Section 3.13 at a price and upon general terms no more favorable to the purchasers thereof than the price and terms specified in the Preemptive Rights Notice. In the event the Company has not sold all such New Securities within the New Securities Sale Period, then the Company shall not thereafter make any Preemptive Rights Issuance without first offering the New Securities to be sold or issued pursuant to such Preemptive Rights Issuance to the Significant Holders in accordance with this Section 3.13. (d) If the purchase price in connection with any Preemptive Rights Issuance includes consideration other than cash, then the Significant Holders exercising their preemptive rights pursuant to this Section 3.13 shall pay to the Company, in lieu of paying such non-cash consideration, an amount in cash equal to the fair market value of such non-cash consideration as of the date such non-cash consideration would have been delivered in exchange for such New Securities, as determined by an independent nationally recognized investment bank with experience in transactions of comparable size and magnitude (an “Independent Financial Expert”) selected by the Company and acceptable the Requisite Holders (as defined in the Stockholders’ Agreement).

25 (e) The closing of any Preemptive Rights Issuance shall take place at such time and place as specified in the Preemptive Rights Notice. At the closing of Preemptive Rights Issuance, the Company shall issue and deliver to each Significant Holder stock certificates (or, if applicable, executed agreements) representing that number of fully paid and nonassessable New Securities that each Significant Holder has purchased pursuant to this Section 3.13 (duly endorsed, or with stock (or equivalent) powers duly endorsed, for transfer with signature guaranteed, free and clear of any liens or encumbrances, with any stock (or equivalent) transfer tax stamps affixed), or other appropriate transfer instruments, if the New Securities are uncertificated, and each such Significant Holder shall pay to the Company by wire transfer of immediately available funds the aggregate consideration for such New Securities. Notwithstanding the foregoing or anything in this Section 3.13 to the contrary, to the extent the New Securities are not being sold pursuant to a registration statement under the Securities Act, the Company shall not be required to sell any New Securities to a Significant Holder unless an exemption from the registration requirements of the Securities Act is available without additional expense to the Company. Section 3.14. Purchase of Warrants by Company; No Redemption. Subject to complying with all restrictions contained in any other agreement to which they are parties (including the Revolving Credit Facility, the First Lien Term Loan, the Second Lien Term Loan or the Third Lien Notes Indenture), the Company and its Subsidiaries may purchase in the open market, by private contracts or otherwise, all or any portion of the Warrants on such terms as the Company may obtain. Notwithstanding anything to the contrary in this Agreement, the Company shall have no right to redeem the Warrants. Section 3.15. Restrictions on Transfer. Notwithstanding anything to the contrary in this Agreement, including Section 3.11, absent the written consent of the Board, no Holder shall Transfer any Warrants to any Person: (i) If such Transfer would (A) violate any applicable securities or other laws, (B) unless the Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, result in the Company having, if such Warrant were exercised, stockholders of record exceeding in number either (1) 2,000 or (2) 500 or more persons who are not Accredited Investors, or (C) limit, impair or eliminate the Company’s net operating losses either upon Transfer or upon the exercise of such Warrant; (ii) If the transferee is determined by the Board, in its good faith judgment, to be a competitor, customer or supplier of the Company or any Subsidiary of the Company and such transfer would be adverse to the Company and its Subsidiaries taken as a whole; or (iii) if such Transfer would have adverse regulatory consequences on the Company or any Subsidiary, including (A) subjecting the Company to review or investigation conducted by the Committee on Foreign Investment in the United States, (B) creating a situation where the Company or any Subsidiary of the Company would operate, or would be deemed to operate, under foreign ownership, control or influence as determined within the meaning of the National Industrial Security Program Operating Manual, (C) creating an actual or potential organizational conflict of interest that cannot be mitigated, or (D) subjecting

26 the Company or any Subsidiary to suspension or debarment from receiving contracts with the United States. ARTICLE IV Antidilution Provisions Section 4.01. Cash Dividends and Distributions. In the event that at any time and from time to time the Company shall distribute to all holders of Common Stock any dividend or other distribution (including any dividend or distribution made in connection with a consolidation or merger in which the Company is the continuing corporation or any repurchase, redemption or other acquisition of Common Stock by the Company or any subsidiary of the Company) in cash, then the Company shall pay and distribute such dividends and distributions to the Holders of any outstanding Warrants on the record date for such dividends or other distributions as if such Warrants had been exercised immediately prior to such record date. Section 4.02. Other Dividends and Distributions. In the event that at any time and from time to time the Company shall distribute to all holders of Common Stock any dividend or other distribution of (including any dividend or distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) or otherwise issue to all holders of Common Stock (i) evidences of its indebtedness, shares of its Capital Stock or any other properties or securities or (ii) any options, warrants or other rights to subscribe for or purchase any of the foregoing (other then in the case of clauses (i) and (ii) above, (A) any dividend or distribution described in Section 4.03 or (B) any rights, options, warrants or securities described in Section 4.04 or Section 4.05), then the Base Exercise Amount immediately prior to such record date for any such dividend or distribution shall, automatically and without the requirement of further action by the Company or any Holder, be increased to a number determined by multiplying the Base Exercise Amount immediately prior to such record date for any such dividend or distribution by a fraction, the numerator of which shall be the Current Market Value per share of Common Stock on the record date for such dividend or distribution (less any cash paid to Holders pursuant to Section 4.01 as part of the same transaction), and the denominator of which shall be such Current Market Value per share of Common Stock less the then fair value of the portion, if any, of the distribution applicable to one share of Common Stock consisting of evidences of indebtedness, securities, other property, warrants, options or subscription or purchase rights. Such adjustments shall be made, and shall only become effective, whenever any dividend or distribution is made; provided, however, that the Company is not required to make an adjustment pursuant to this Section 4.02 if at the time of such distribution the Company makes the same distribution to Holders as it makes to holders of Common Stock pro rata based on the number of shares of Common Stock for which such Warrants are exercisable (whether or not currently exercisable). Notwithstanding anything to the contrary in this Section 4.02, no adjustment shall be made pursuant to this Section 4.02 which shall have the effect of decreasing the number of Warrant Shares issuable upon exercise of each Warrant or increasing the Exercise Price. Section 4.03. Changes in Common Stock. In the event that at any time and from time to time the Company shall (i) pay a dividend or make a distribution on the Common Stock with shares of Common Stock or other shares of Capital Stock, (ii) subdivide its outstanding shares of

27 Common Stock into a larger number of shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock or (iv) increase or decrease the number of shares of Common Stock outstanding by reclassification of its Common Stock, then the Base Exercise Amount immediately after the happening of such event shall be adjusted so that, after giving effect to such adjustment, the Holder of each Warrant shall be entitled to receive the number of shares of Common Stock or other shares of Capital Stock upon exercise of such Warrant representing the Base Exercise Amount that such Holder would have owned or would have been entitled to receive had such Warrants been exercised (whether or not currently exercisable) immediately prior to the happening of the events described above (or, in the case of a dividend or distribution on the Common Stock, immediately prior to the record date therefor). An adjustment made pursuant to this Section 4.03 shall become effective immediately after the distribution date, retroactive to the record date therefor in the case of a dividend or distribution in shares of Common Stock or other shares of Capital Stock, and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification. Section 4.04. Common Stock Issue. In the event that at any time or from time to time the Company shall issue shares of Common Stock, the Base Exercise Amount immediately after such issuance date shall be determined by multiplying the Base Exercise Amount immediately prior to such issuance date by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately preceding the issuance of such shares plus the number of additional shares of Common Stock to be issued in such transaction, and the denominator of which shall be the number of shares of Common Stock outstanding immediately preceding the date for the issuance of such shares. Adjustments shall be made, and shall only become effective, whenever shares are issued. No adjustment shall be made pursuant to this Section 4.04 (i) which shall have the effect of decreasing the Base Exercise Amount or increasing the applicable Exercise Price or (ii) on account of the Company’s issuance of any Common Stock (a) in accordance with terms of a Qualified Incentive Plan or (b) upon the exercise of any rights, options or warrants issued in accordance with terms of a Qualified Incentive Plan. Section 4.05. Issuance of Rights, Options, Warrants or Common Stock. In the event that at any time or from time to time the Company shall issue (i) rights, options or warrants to acquire (provided, however, that no adjustment shall be made under Section 4.04 or this Section 4.05 upon the exercise of such rights, options or warrants), or (ii) securities convertible, exchangeable or exercisable into (provided, however, that no adjustment shall be made under Section 4.04 or this Section 4.05 upon the conversion, exchange or exercise of such securities (other than issuances specified in clauses (i) or (ii) which are made as the result of anti-dilution adjustments in such securities)), Common Stock, the Base Exercise Amount immediately after such issuance shall be determined by multiplying the Base Exercise Amount immediately prior to such issuance by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to the issuance of such rights, options, warrants or securities plus the number of additional shares of Common Stock offered for subscription or purchase or into which such securities are convertible or exchangeable, and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to the issuance of such rights, options, warrants or securities. Such adjustment shall be made, and shall only become effective, whenever such rights, options, warrants or securities are issued. No adjustment shall be made pursuant to this Section 4.05 (i) which shall have the effect of decreasing the Base Exercise Amount or

28 increasing the Exercise Price or (ii) on account of the Company’s issuance of any rights, options or warrants in accordance with the terms of a Qualified Incentive Plan. Section 4.06. Voluntary Increases. The Company may, but shall not be obligated to, make increases in the number of Warrant Shares, in addition to those required by Section 4.01 through Section 4.05 of this ARTICLE IV, as it considers to be advisable in order that any event treated for United States federal income tax purposes as a dividend of stock or stock rights shall not be taxable to the recipients, or if that is not possible, to diminish any income taxes that are otherwise payable because of such event; provided that no such adjustment shall be made without the consent of the Required Warrant Holders if such adjustment would result in the increase of income tax liabilities of the Holders. Section 4.07. Combination; Liquidation. (a) Except as provided in Section 4.07(b), in the event that at any time a Liquidity Event occurs, then, to the extent any Warrants will remain outstanding immediately following such Liquidity Event, as a condition of the consummation of the Liquidity Event, lawful and adequate provision shall be made so that each Holder, upon the exercise thereof at any time on or after the consummation of the Liquidity Event, shall be entitled to receive, and such Warrant shall thereafter represent the right to receive, in lieu of the Base Exercise Amount prior to such consummation, the securities, cash or other property to which such Holder would have been entitled upon consummation of the Liquidity Event if such Holder had exercised such Warrant immediately prior thereto (whether or not currently exercisable and subject to adjustments from and after the consummation date as nearly equivalent as possible to the adjustments provided for in this ARTICLE IV). Subject to paragraph (b) of this Section 4.07, the Company will not effect any Liquidity Event unless prior to the consummation thereof each corporation or entity (other than the Company) which may be required to deliver any securities or other property upon the exercise of the Warrants as provided in this Agreement shall assume, by written instrument delivered to each Holder of the Warrants, the obligation to deliver to such Holder such securities or other property as in accordance with the foregoing provisions such Holder may be entitled to receive, and such corporation or entity shall have similarly mailed or delivered to each Holder of the Warrants an opinion of counsel for such corporation or entity, reasonably satisfactory to the Required Warrant Holders, which opinion shall state that all of the outstanding Warrants, including the provisions of this ARTICLE IV, shall thereafter continue in full force and effect and shall be enforceable against the Company and such corporation or entity in accordance with the terms hereof and thereof, together with such other matters as such Holders may reasonably request. The foregoing provisions of this Section 4.07 shall similarly apply to successive mergers, consolidations, sales of assets, liquidations and recapitalizations. (b) In the event of (i) a Liquidity Event where consideration to all holders of the Common Stock (or any other security into which the Warrants are then exercisable) in exchange for their securities is payable solely in cash or (ii) the dissolution, liquidation or winding-up of the Company, the Holders shall be entitled to receive, upon surrender of their Warrants, only such cash distributions (or, in the case of in-kind distributions upon dissolution, liquidation or winding-up of the Company, such other consideration as is being so distributed) on an equal basis with the holders of Common Stock (or any other security into which the Warrants

29 are then exercisable) in exchange for their securities, as if the Warrants had been exercised immediately prior to such event (whether or not currently exercisable), less the Exercise Price. (c) In the event of any Liquidity Event described Section 4.07(b), the surviving or acquiring Person and, in the event of any dissolution, liquidation or winding-up of the Company, the Company, shall deposit promptly with the Warrant Agent the funds, if any, necessary to pay the Holders the amounts to which they are entitled as described above. After such funds and the surrendered Warrants are received, the Warrant Agent shall make payment to the Holders by delivering a check or wire transfer in such amount as is appropriate (or, in the case of consideration other than cash, such other consideration as is appropriate) to such Person or Persons as it may be directed in writing by the Holders surrendering such Warrants. Section 4.08. 2010 Warrants. If at any time or from time to time on or before March 15, 2017 a Liquidity Event occurs, then the Base Exercise Amount immediately prior to such event shall, automatically and without the requirement of further action by the Company or any Holder, be increased to a number determined by multiplying the Base Exercise Amount immediately prior to such event by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately preceding such event plus the number of additional shares of Common Stock that would have been issuable upon exercise of the 2010 Warrants pursuant to antidilution adjustments under Article IV of the 2010 Warrant Agreement (the “Additional 2010 Warrant Shares”) if all of the Warrants (whether or not the Warrants are then exercisable) were exercised immediately prior to such Liquidity Event and the denominator of which shall be the number of shares of Common Stock outstanding immediately preceding such Liquidity Event plus the number of shares of Common Stock which the aggregate exercise price for the Additional 2010 Warrant Shares would purchase at the price per share of Common Stock to be paid to the Company’s stockholders or to be received by the Company in connection with such Liquidity Event. No adjustments shall be made pursuant to this Section 4.08 which shall have the effect of decreasing the Base Exercise Amount or increasing the Exercise Price. Section 4.09. Prior Period ESOP Issuance. In the event of a Prior Period ESOP Issuance, the Base Exercise Amount shall, automatically and without the requirement of further action by the Company or any Holder, be increased by a number determined as follows, which adjustment shall be treated as an adjustment to the purchase price to be paid in acquiring property for U.S. federal income tax purposes: (a) the Base Exercise Amount shall be increased by an amount equal to: (Aggregate number of shares of Common Stock issued or purchased in such Prior Period ESOP Issuance / 0.6) x 0.4 __________________________________________________________________________ 306,889 Section 4.10. Superseding Adjustment. Upon the expiration of any rights, options, warrants or conversion or exchange privileges which resulted in adjustments pursuant to this ARTICLE IV, if any thereof shall not have been exercised, the Base Exercise Amount shall be readjusted pursuant to the applicable section of ARTICLE IV as if (i) the only Warrant Shares issuable upon exercise of such rights, options, warrants, conversion or exchange privileges were

30 the Warrant Shares, if any, actually issued upon the exercise of such rights, options, warrants or conversion or exchange privileges and (ii) Warrant Shares actually issued, if any, were issuable for the consideration actually received by the Company upon such exercise plus the aggregate consideration, if any, actually received by the Company for the issuance, sale or grant of all such rights, options, warrants or conversion or exchange privileges whether or not exercised and the Exercise Price shall be readjusted inversely; provided, however, that no such readjustment (except by reason of an intervening adjustment under any other provision of this ARTICLE IV) shall have the effect of decreasing the Base Exercise Amount or increasing the Exercise Price by an amount in excess of the amount of the adjustment initially made in respect of the issuance, sale or grant of such rights, options, warrants or conversion or exchange privileges. Section 4.11. Minimum Adjustment. The adjustments required by the preceding sections of this ARTICLE IV shall be made whenever and as often as any specified event requiring an adjustment shall occur, except that no adjustment of the applicable Exercise Price or the Base Exercise Amount that would otherwise be required shall be made unless and until such adjustment either by itself or with other adjustments not previously made increases or decreases by at least one percent (1%) of the applicable Exercise Price or the Base Exercise Amount immediately prior to the making of such adjustment. Any adjustment representing a change of less than such minimum amount shall be carried forward and made as soon as such adjustment, together with other adjustments required by this ARTICLE IV and not previously made, would result in a minimum adjustment. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence. In computing adjustments under this Article IV, fractional interests in Common Stock shall be taken into account to the nearest one-ten millionth (1/10,000,000th) of a share. Section 4.12. Notice of Adjustment. Whenever the Exercise Price or the Base Exercise Amount is adjusted, as herein provided, the Company shall deliver to the Warrant Agent a certificate of the Company’s chief executive officer or chief financial officer setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated (including a description of the basis and all supporting documentation on which (i) the Board determined the then fair value of any evidences of indebtedness, other securities or property or warrants, options or other subscription or purchase rights and (ii) the Current Market Value of the Common Stock was determined, if either of such determinations were required), and specifying the Exercise Price and the number and type of shares of Common Stock issuable upon exercise of the Warrants after giving effect to such adjustment. The Company shall promptly cause the Warrant Agent to deliver such certificate to each Holder in accordance with Section 5.02(g). The Warrant Agent shall be entitled to rely on such certificate and shall be under no duty or responsibility with respect to any such certificate, except to exhibit the same from time to time, to any Holder desiring an inspection thereof during reasonable business hours. The Warrant Agent shall not at any time be under any duty or responsibility to any Holder to determine whether any facts exist which may require any adjustment of the Exercise Price or the Base Exercise Amount, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed in making such adjustment or the validity or value of any Warrant Shares. Section 4.13. Notice of Certain Transactions. In the event that the Company shall propose to (a) pay any dividend payable in securities of any class to the holders of its Common

31 Stock or to make any other non-cash dividend or distribution to the holders of its Common Stock, (b) offer the holders of its Common Stock rights to subscribe for or to purchase any securities convertible into shares of Common Stock or shares of stock of any class or any other securities, rights or options, (c) issue any (i) shares of Common Stock, (ii) rights, options or warrants entitling the holders thereof to subscribe for shares of Common Stock or (iii) securities convertible into or exchangeable or exercisable for Common Stock (in the case of (i), (ii) and (iii), if such issuance or adjustment would result in an adjustment hereunder), (d) effect any capital reorganization, reclassification, consolidation or merger, (e) effect the voluntary or involuntary dissolution, liquidation or winding-up of the Company or (f) make a tender offer or exchange offer with respect to the Common Stock, the Company shall within five (5) Business Days after any such action or offer send to the Warrant Agent a notice of such proposed action or offer and the Warrant Agent shall send the Holders a notice thereof in accordance with Section 5.02(g) (in such form as shall be furnished to the Warrant Agent by the Company). Such notice shall specify the record date for the purposes of such dividend, distribution or rights, or the date such issuance or event is to take place and the date of participation therein by the holders of Common Stock, if any such date is to be fixed, and shall briefly indicate the effect, if any, of such action on the Common Stock and on the number and kind of any other shares of stock and on other property, if any, and the Base Exercise Amount and the Exercise Price after giving effect to any adjustment pursuant to ARTICLE IV which will be required as a result of such action. Such notice shall be given as promptly as possible and (x) in the case of any action covered by clause (a) or (b) above, at least ten (10) days prior to the record date for determining holders of the Common Stock for purposes of such action or (y) in the case of any other such action, at least twenty (20) days prior to the date of the taking of such proposed action or the date of participation therein by the holders of Common Stock, whichever shall be the earlier. Section 4.14. Adjustment to Warrant Certificate. The form of Warrant Certificate need not be changed because of any adjustment made pursuant to this ARTICLE IV or when this Agreement was amended and restated as of November 5, 2014, and Warrant Certificates issued after such adjustment may state the same applicable Exercise Price and the same number of shares of Common Stock issuable upon exercise of the Warrants as are stated in the Warrant Certificates initially issued pursuant to this Agreement on August 18, 2014. The Company, however, may at any time in its sole discretion make any change in the form of Warrant Certificate that it may deem appropriate to give effect to such adjustments and that does not affect the substance of the Warrant Certificate, and any Warrant Certificate thereafter issued or countersigned, whether in exchange or substitution for an outstanding Warrant Certificate or otherwise, may be in the form as so changed. Section 4.15. No Dilution or Impairment; Reference to Common Stock; OTHER PROVISIONS. (a) The Company will not, by amendment of its certificate of incorporation or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Agreement, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of the Holders against dilution or other impairment. Without limiting the generality of the foregoing, the Company will take all such action as may be necessary or

32 appropriate in order that the Company may validly and legally issue fully paid and non- assessable shares of Common Stock upon the exercise of a Warrant pursuant to this Agreement. (b) If as a result of any adjustment made pursuant to this ARTICLE IV a Holder may receive upon exercise of a Warrant shares of one (1) or more classes or series of Capital Stock of the Company (other than the Common Stock), the number of shares of each such class or series of Capital Stock issuable upon the exercise of a Warrant (both the Aggregate Exercise Amount and the Base Exercise Amount), and the Exercise Price with respect to each such class or series of Capital Stock, shall prior to the exercise of a Warrant be subject to further adjustment on terms comparable to those applicable to the Common Stock in this ARTICLE IV and references to Common Stock in ARTICLE IV shall include each such class or series of Capital Stock. (c) If after taking into account the Gross Up Amount, the purchase price for a share of Common Stock becomes less than the then par value of the Common Stock, the Company shall take all requisite action to reduce the par value of the Common Stock to an amount so that after taking into account the Gross-Up Amount, the purchase price for a share of Common Stock is equal to or greater than the then par value of the Common Stock. ARTICLE V Warrant Agent Section 5.01. Appointment of Warrant Agent. The Company hereby appoints the Warrant Agent to act as agent for the Company in accordance with the provisions of this Agreement and the Warrant Agent hereby accepts such appointment. Section 5.02. Rights and Duties of Warrant Agent. (a) Agent for the Company. In acting under this Warrant Agreement and in connection with the Warrant Certificates, the Warrant Agent is acting as agent of the Company in a ministerial capacity and does not assume any obligation or relationship or agency or trust for or with any of the Holders of Warrant Certificates or beneficial owners of Warrants. (b) Counsel. The Warrant Agent may consult with counsel satisfactory to it (who may be counsel to the Company), and the advice of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the advice of such counsel. (c) Documents. The Warrant Agent shall be protected and shall incur no liability for or in respect of any action taken or thing suffered by it in reliance upon any Warrant Certificate, notice, opinion, direction, consent, certificate, affidavit, statement or other paper or document reasonably believed by it to be genuine and to have been presented or signed by the proper parties. (d) No Implied Obligations. The Warrant Agent shall be obligated to perform only such duties as are specifically set forth in this Agreement and in the Warrant Certificates, and no implied duties or obligations of the Warrant Agent shall be read into this Agreement or

33 the Warrant Certificates against the Warrant Agent. The Warrant Agent shall not be under any obligation to take any action hereunder which may tend to involve it in any expense or liability for which it does not receive indemnity if such indemnity is reasonably requested. The Warrant Agent shall not be accountable or under any duty or responsibility for the use by the Company of any of the Warrant Certificates countersigned by the Warrant Agent and delivered by it to the Holders or on behalf of the Holders pursuant to this Agreement or for the application by the Company of the proceeds of the Warrants. The Warrant Agent shall have no duty or responsibility in case of any default by the Company in the performance of its covenants or agreements contained in this Agreement or in the Warrant Certificates or in the case of the receipt of any written demand from a Holder with respect to such default, including any duty or responsibility to initiate or attempt to initiate any proceedings at law or otherwise. (e) Not Responsible for Adjustments or Validity of Stock. The Warrant Agent shall not at any time be under any duty or responsibility to any Holder to determine whether any facts exist that may require an adjustment of the number of shares of Common Stock issuable upon exercise of each Warrant or the Exercise Price, or with respect to the nature or extent of any adjustment when made, or with respect to the method employed, or in this Agreement or in any supplemental agreement provided to be employed, in making the same. The Warrant Agent shall not be accountable with respect to the validity or value of any shares of Common Stock or of any securities or property which may at any time be issued or delivered upon the exercise of any Warrant or upon any adjustment pursuant to ARTICLE IV, and it makes no representation with respect thereto. The Warrant Agent shall not be responsible for any failure of the Company to make any cash payment or to issue, transfer or deliver any shares of Common Stock or stock certificates upon the surrender of any Warrant Certificate for the purpose of exercise or upon any adjustment pursuant to ARTICLE IV, or to comply with any of the covenants of the Company contained in ARTICLE IV. (f) Reserved. (g) Notice to Warrant Holders. The Warrant Agent shall, at the Company’s expense, deliver all demands, notices, requests, consents and other communications and information delivered to it (collectively, “Notices”), in its capacity as Warrant Agent, by the Company, any Holder or any holder of Common Stock pursuant to the terms of the Stockholders’ Agreement or this Agreement, to the Holders or any subset thereof (as provided in the Stockholders’ Agreement or this Agreement, as applicable) promptly following receipt of such Notices, but in no event later than two (2) Business Days following such receipt for Warrants held of record by the Depository (which notice shall be delivered electronically) or five (5) Business Days following such receipt for Warrants held of record by Persons other than the Depositary (which notice shall be delivered by mail); provided, that any such Notice is in written form, which explicitly states (i) that it is a Notice and (ii) to whom the Warrant Agent is required to deliver such Notice. Section 5.03. Individual Rights of Warrant Agent. The Warrant Agent and any stockholder, director, officer or employee of the Warrant Agent may buy, sell or deal in any of the Warrants or other securities of the Company or its affiliates or become pecuniarily interested in transactions in which the Company or its affiliates may be interested, or contract with or lend money to the Company or its affiliates or otherwise act as fully and freely as though it were not

34 the Warrant Agent under this Agreement. Nothing in this Agreement shall preclude the Warrant Agent from acting in any other capacity for the Company, the Holders or for any other legal entity. Section 5.04. Warrant Agent’s Disclaimer. The Warrant Agent shall not be responsible for and makes no representation as to the validity or adequacy of this Agreement or the Warrant Certificates and it shall not be responsible for any statement in this Agreement or the Warrant Certificates other than its countersignature thereon. Section 5.05. Compensation and Indemnity. The Company agrees to pay the Warrant Agent from time to time reasonable compensation for its services as agreed and to reimburse the Warrant Agent upon request for all reasonable out-of-pocket expenses incurred by it, including the reasonable compensation and expenses of the Warrant Agent’s agents and counsel. The Company shall indemnify the Warrant Agent, its officers, directors, agents and counsel against any loss, liability, claim, damage or expense (including reasonable agents’ and attorneys’ fees and expenses) incurred by it without gross negligence, willful misconduct or bad faith on its part arising out of or in connection with (i) the execution, delivery or performance of this Agreement, the performance by the parties hereto of their respective obligations hereunder or the consummation of the transactions contemplated hereby or (ii) any claim, litigation, investigation or proceeding relating to any of the foregoing whether or not the Warrant Agent is a party thereto, including the costs and expenses of enforcing this Agreement. The Warrant Agent shall notify the Company promptly of any claim for which it may seek indemnity. The Company need not reimburse any expense or indemnify against any loss or liability incurred by the Warrant Agent through willful misconduct, gross negligence or bad faith. The Company’s payment obligations pursuant to this Section 5.05 shall survive the termination of this Agreement. To secure the Company’s payment obligations under this Agreement, the Warrant Agent shall have a lien prior to the Holders on all money or property held or collected by the Warrant Agent. Section 5.06. Successor Warrant Agent. (a) The Company To Provide and Maintain Warrant Agent. The Company agrees for the benefit of the Holders that there shall at all times be a Warrant Agent hereunder until all the Warrants have been exercised or cancelled or are no longer exercisable. Any Warrant Agent to qualify as the Warrant Agent hereunder must be able to qualify as the trustee under the indenture relating to the Third Lien Notes. (b) Resignation and Removal. The Warrant Agent may at any time resign by giving written notice to the Company and the Holders (in accordance with Section 5.02(g)) of such intention on its part, specifying the date on which its desired resignation shall become effective, provided, however, that such date shall not be less than sixty (60) days after the date on which such notice is given unless the Company otherwise agrees. The Warrant Agent hereunder may be removed at any time by the filing with it of an instrument in writing signed by or on behalf of the Required Warrant Holders and specifying such removal and the date when it shall become effective, which date shall not be less than sixty (60) days after such notice is given unless the Warrant Agent otherwise agrees. Any removal under this Section 5.06 shall take

35 effect upon the appointment by the Company as hereinafter provided of a successor Warrant Agent (which shall be a bank or trust company authorized under the laws of the jurisdiction of its organization to exercise corporate trust powers) and the acceptance of such appointment by such successor Warrant Agent. (c) Successor Warrant Agent. In the event that at any time the Warrant Agent shall resign, or shall be removed, or shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or shall commence a voluntary case under the Federal bankruptcy laws, as now or hereafter constituted, or under any other applicable U.S. Federal or state bankruptcy, insolvency or similar law or shall consent to the appointment of or taking possession by a receiver, custodian, liquidator, assignee, trustee, sequestrator (or other similar official) of the Warrant Agent or its property or affairs, or shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due, or shall take corporate action in furtherance of any such action, or a decree or order for relief by a court having jurisdiction in the premises shall have been entered in respect of the Warrant Agent in an involuntary case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or state bankruptcy, insolvency or similar law, or a decree or order by a court having jurisdiction in the premises shall have been entered for the appointment of a receiver, custodian, liquidator, assignee, trustee, sequestrator (or similar official) of the Warrant Agent or of its property or affairs, or any public officer shall take charge or control of the Warrant Agent or of its property or affairs for the purpose of rehabilitation, conservation, winding up or liquidation, a successor Warrant Agent, qualified as aforesaid, acceptable to the Required Warrant Holders shall be appointed by the Company by an instrument in writing, filed with the successor Warrant Agent. Upon the appointment as aforesaid of a successor Warrant Agent and acceptance by the successor Warrant Agent of such appointment, the Warrant Agent shall cease to be Warrant Agent hereunder; provided, however, that in the event of the resignation of the Warrant Agent under this subsection (c), such resignation shall be effective on the earlier of (i) the date specified in the Warrant Agent’s notice of resignation and (ii) the appointment and acceptance of a successor Warrant Agent hereunder. (d) Successor To Expressly Assume Duties. Any successor Warrant Agent appointed hereunder shall execute, acknowledge and deliver to its predecessor and to the Company an instrument accepting such appointment hereunder, and thereupon such successor Warrant Agent, without any further act, deed or conveyance, shall become vested with all the rights and obligations of such predecessor with like effect as if originally named as Warrant Agent hereunder, and such predecessor, upon payment of its charges and disbursements then unpaid, shall thereupon become obligated to transfer, deliver and pay over, and such successor Warrant Agent shall be entitled to receive, all monies, securities and other property on deposit with or held by such predecessor, as Warrant Agent hereunder. (e) Successor by Merger. Any corporation into which the Warrant Agent hereunder may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Warrant Agent shall be a party, or any corporation to which the Warrant Agent shall sell or otherwise transfer all or substantially all of its assets and business shall be the successor Warrant Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto.

36 ARTICLE VI Miscellaneous Section 6.01. Financial Information and Reports. (a) At any time that the Company is not subject to (and is not voluntarily filing the reports that would be required if the Company were subject to) the reporting requirements of Section 13 or 15(d) of the Exchange Act and there are Warrants outstanding, the Company will prepare: (i) within ninety (90) days after the end of each fiscal year, audited year-end consolidated financial statements of the Company and its Subsidiaries (including a balance sheet, statement of operations and statement of cash flows) prepared in accordance with GAAP, together with a report on the annual financial statements by the Company’s independent registered public accounting firm, and a “Management’s Discussion and Analysis of Financial Condition and Results of Operations”; (ii) within forty-five (45) days after the end of each of the first three fiscal quarters of each fiscal year, unaudited quarterly consolidated financial statements of the Company and its Subsidiaries (including a balance sheet, statement of operations and statement of cash flows) prepared in accordance with GAAP and a “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” subject to normal year-end adjustments and, in the case of the second and third fiscal quarters, the period from the beginning of such fiscal year to the end of such fiscal quarter; and (iii) within fifteen (15) Business Days after the occurrence of an event that would have been required to be reported in a Current Report on Form 8-K if the Company would have been required to file such reports under the Exchange Act, current reports containing substantially the same information required to be filed in a Current Report on Form 8-K pursuant to Items 1.01, 1.02, 1.03, 2.01, 2.03, 2.04, 2.06, 3.03, 4.01, 4.02, 5.01 and 5.02(b) and 5.02(c) (other than with respect to information otherwise required or contemplated by Item 402 of Regulation S-K), in each case as in effect on the Warrants Issue Date; provided, however, that no such report will be required (x) to include any exhibit, or (y) to include a summary of the terms of, any employment or compensatory arrangement agreement, plan or understanding between the Company (or any of its direct or indirect parents or subsidiaries) and any director, manager or executive officer, of the Company (or any of its direct or indirect parents or subsidiaries). (b) For the avoidance of doubt, in no event shall the Company be required (1) to comply with Section 302 or Section 404 of the Sarbanes-Oxley Act of 2002, or Item 10(e) of Regulation S-K promulgated by the SEC (with respect to any non-GAAP financial measures contained therein), in each case as in effect on the Issue Date, (2) to comply with any requirements of Regulation S-X promulgated by the SEC to the extent such requirements were not complied with in the final prospectus of the Company dated August 11, 2014 filed pursuant to Rule 424 with the SEC on August 14, 2014 or to otherwise provide any disclosure with respect to the results of operations or any other financial or statistical disclosure not of a type

37 included in such prospectus or (3) to provide financial statements in interactive data format using the eXtensible Business Reporting Language. (c) The Company shall provide such information to Holders and the Warrant Agent in the manner and subject to the requirements set forth in Sections 4.02(b)(iii) and (b)(iv) of the Third Lien Notes Indenture. (d) To the extent not satisfied by the foregoing, the Company agrees that, for so long as the Warrants remain outstanding and for so long as the Company is not subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, it will furnish to Holders and prospective investors, upon their request, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act. (e) While the Company or any direct or indirect parent of the Company is in registration with respect to an initial public offering, the Company or any direct or indirect parent of the Company shall not be required to disclose any information or take any actions which, in the view of the Company, would violate the securities laws or the SEC’s “gun jumping” rules. Section 6.02. Persons Benefitting. Nothing in this Agreement is intended or shall be construed to confer upon any Person other than the Company, the Warrant Agent and the Holders any right, remedy or claim under or by reason of this Agreement or any part hereof, except as set forth in Section 3.10. Section 6.03. Rights of Holders. (a) Reserved. (b) Reserved. (c) Reserved. (d) Except as otherwise provided in this Agreement, Holders are not entitled to exercise any rights whatsoever as stockholders of the Company. (e) No Holders nor any of their respective Affiliates (collectively, the “Identified Persons” and, individually, an “Identified Person”), shall, to the fullest extent permitted by law, have any duty to refrain from directly or indirectly (i) engaging in the same or similar business activities or lines of business in which the Company or any Subsidiary is engaged or proposes to engage or (ii) otherwise competing with the Company or any Subsidiary, and, to the fullest extent permitted by law, no Identified Person shall be liable to the Company or its equity holders or to any Subsidiary of the Company for breach of any fiduciary duty solely by reason of the fact that such Identified Person engages in any such activities. To the fullest extent permitted by law, the Company hereby renounces any interest or expectancy in, or right to be offered an opportunity to participate in, any potential matter, transaction or interest that is presented to, or acquired, developed or created by an Identified Person which may be a corporate opportunity for an Identified Person and the Company or any Subsidiary (a “Relevant Corporate Opportunity”), except as otherwise provided in Section 6.03(f). Subject to Section 6.03(f), in the event that any Identified Person acquires knowledge of a Relevant Corporate Opportunity, such

38 Identified Person shall, to the fullest extent permitted by law, have no duty to communicate or offer such Relevant Corporate Opportunity to the Company or any Subsidiary and, to the fullest extent permitted by law, shall not be liable to the Company or its equity holders or to any Subsidiary of the Company for breach of any fiduciary duty as a stockholder, director of the Company solely by reason of the fact that such Identified Person pursues or acquires such Relevant Corporate Opportunity for itself or offers or directs such Relevant Corporate Opportunity to another Person. To the fullest extent permitted by law, the Company hereby waives any claim against any Identified Person, and agrees to indemnify all Identified Persons against any claim, that is based on fiduciary duties, the corporate opportunity doctrine or any other legal theory which could in any way limit any Identified Person from pursuing or engaging in any Relevant Corporate Opportunity. (f) The Company does not renounce its interest in any Relevant Corporate Opportunity presented to any Identified Person if such Relevant Corporate Opportunity is expressly presented to such person solely in his or her capacity as a member of the Board of the Company, and the provisions of Section 6.03(e) shall not apply to any such Relevant Corporate Opportunity. Section 6.04. Amendment. Any provision of this Agreement may be amended by the parties hereto without the consent of any Holder for the purpose of curing any ambiguity, or of curing, correcting or supplementing any defective provision contained in this Agreement; provided, however, that such action shall not adversely affect the rights of any of the Holders. Any amendment or supplement to this Agreement that has an adverse effect on the interests of the Holders shall require the written consent of the Required Warrant Holders. The consent of each Holder affected shall be required for any amendment pursuant to which the Exercise Price would be increased or the number of Warrant Shares issuable upon exercise of Warrants would be decreased (other than pursuant to adjustments provided in this Agreement). Section 6.05. Notices. All demands, notices, requests, consents and other communications hereunder shall be in writing and shall be deemed given (i) on the day of delivery if delivered personally, (ii) upon receipt if sent via facsimile (with confirmation) or by electronic mail (with confirmation), (iii) on the day of delivery if mailed by registered or certified mail (return receipt requested) or (iv) on the day of delivery if delivered by an express courier (with confirmation). Any notice or other communication required or permitted hereunder shall be delivered to the following addresses and facsimile numbers: if to the Company: Alion Science and Technology Corporation 1750 Tysons Boulevard Suite 1300 McLean, VA 22102 Facsimile: (703) 734-6901 Attention: General Counsel with a copy to:

39 Holland & Knight LLP 1600 Tysons Boulevard McLean, VA 22102 Facsimile: (703) 720-8610 Attention: David S. Cole, Esq. if to the Warrant Agent: Wilmington Trust, National Association Rodney Square North 1100 North Market Street Wilmington, DE 19890 Facsimile: (302) 636-4145 Attention: Corporate Capital Markets – Alion Science and Technology Corporation with a copy to: Covington & Burling LLP The New York Times Building 620 Eighth Avenue New York, NY 10018 Facsimile: (212) 841-1010 Attention: Bruce C. Bennett, Esq. The Company or the Warrant Agent by notice to the other may designate additional or different addresses for subsequent notices or communications. Section 6.06. Governing Law. The laws of the State of Delaware shall govern this Agreement and the Warrant Certificates. Section 6.07. Successors. All agreements of the Company in this Agreement and the Warrant Certificates shall bind its successors. All agreements of the Warrant Agent in this Agreement shall bind its successors. Section 6.08. Multiple Originals. The parties may sign any number of copies of this Agreement. Each signed copy shall be an original, but all of them together represent the same agreement. One (1) signed copy is enough to prove this Agreement. Section 6.09. Table of Contents. The table of contents and headings of the Articles and Sections of this Agreement have been inserted for convenience of reference only, are not intended to be considered a part hereof and shall not modify or restrict any of the terms or provisions hereof. Section 6.10. Severability. The provisions of this Agreement are severable, and if any clause or provision shall be held invalid, illegal or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect in that jurisdiction only such clause or provision, or part thereof, and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision of this Agreement in any jurisdiction.

A-1 EXHIBIT A-1 [FORM OF FACE OF WARRANT CERTIFICATE] [To be included on Global Certificates issued before November 5, 2014] UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN. TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE WARRANT AGREEMENT REFERRED TO ON THE REVERSE HEREOF. ANY TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE CONDITIONS (INCLUDING FIRST OFFER RIGHTS) SPECIFIED IN THE WARRANT AGREEMENT (THE “WARRANT AGREEMENT”) DATED AS OF AUGUST 18, 2014 BETWEEN ALION SCIENCE AND TECHNOLOGY CORPORATION (THE “COMPANY”) AND WILMINGTON TRUST, NATIONAL ASSOCIATION, SOLELY IN ITS CAPACITY AS WARRANT AGENT. BY ACCEPTING DELIVERY OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE, ANY TRANSFEREE SHALL BE DEEMED TO HAVE AGREED TO BE BOUND BY THE WARRANT AGREEMENT AS IF THE TRANSFEREE HAD EXECUTED AND DELIVERED THE WARRANT AGREEMENT.

A-2 No. [ ] Certificate for [ ] Warrants WARRANTS TO PURCHASE COMMON STOCK OF ALION SCIENCE AND TECHNOLOGY CORPORATION* THIS CERTIFIES THAT [ ], or its registered assigns, is the registered holder of the number of Warrants set forth above (the “Warrants”). Each Warrant entitles the holder thereof (the “Holder”), at its option and subject to the provisions contained herein and in the Warrant Agreement referred to below, to purchase from ALION SCIENCE AND TECHNOLOGY CORPORATION, a Delaware corporation (the “Company”), 17.6773672 shares of common stock, par value of $0.01 per share, of the Company (the “Common Stock”) at an exercise price of $0.01 per share (the “Exercise Price”), or by Cashless Exercise referred to below. This Warrant Certificate shall terminate and become void as of the close of business on August 17, 2024 (the “Expiration Date”) or upon the exercise hereof as to all the shares of Common Stock subject hereto. The number of shares issuable upon exercise of the Warrants shall be subject to adjustment from time to time as set forth in the Warrant Agreement. This Warrant Certificate is issued under and in accordance with a Warrant Agreement dated as of August 18, 2014 (the “Warrant Agreement”), between the Company and Wilmington Trust, National Association (in such capacity, the “Warrant Agent”, which term includes any successor Warrant Agent under the Warrant Agreement), and is subject to the terms and provisions contained in the Warrant Agreement, to all of which terms and provisions the Holder of this Warrant Certificate consents by acceptance hereof. The Warrant Agreement is hereby incorporated herein by reference and made a part hereof. Reference is hereby made to the Warrant Agreement for a full statement of the respective rights, limitations of rights, duties and obligations of the Company, the Warrant Agent and the Holders. Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Warrant Agreement. A copy of the Warrant Agreement may be obtained for inspection by the Holder hereof upon written request to the Warrant Agent at Rodney Square North, 1100 North Market Street, Wilmington, DE 19890-1615, Attention: Corporate Capital Markets – Alion Science and Technology Corporation. Subject to the terms of the Warrant Agreement, the Warrants may be exercised in whole or in part (i) by presentation of this Warrant Certificate with the Election to Purchase attached hereto duly executed and with the simultaneous payment of the Exercise Price in cash (subject to adjustment) to the Warrant Agent for the account of the Company at the office of the Warrant Agent or (ii) by Cashless Exercise. Payment of the Exercise Price in cash shall be made by certified or official bank check payable to the order of the Company or by wire transfer of funds to an account designated by the Company for such purpose. Payment by Cashless Exercise shall be made without the payment of cash by reducing the amount of Common Stock that would be obtainable upon the exercise of a Warrant and payment of the Exercise Price in cash so as to yield a number of shares of Common Stock upon the exercise of such Warrant equal to the product of (1) the number of shares of Common Stock for which such Warrant is exercisable as of the Exercise Date (if the Exercise Price were being paid in cash) and (2) a fraction, the numerator of which is the excess of the Current Market Value per share of Common Stock on the * To be used for Warrant Certificates issued prior to November 5, 2014.

A-3 Exercise Date over the Exercise Price per share as of the Exercise Date and the denominator of which is the Current Market Value per share of the Common Stock on the Exercise Date. As provided in the Warrant Agreement and subject to the terms and conditions therein set forth, the Warrants shall be exercisable at the time specified in the Warrant Agreement; provided, however, that Holders will be able to exercise their Warrants only if (i) the exercise is pursuant to an effective registration statement under the Securities Act or (ii) in the opinion of counsel to the Company addressed to the Warrant Agent the exercise of such Warrants is exempt from the registration requirements of the Securities Act of 1933 and such securities are qualified for sale or exempt from qualification under the applicable securities laws of the states or other jurisdictions in which such Holders reside; provided further, however, that no Warrant shall be exercisable after Expiration Date. In the event of a Liquidity Event, the Holder hereof will be entitled to receive upon exercise of the Warrants the kind and amount of shares of Capital Stock or other securities, cash or other property as the Holder would have received had the Holder exercised its Warrants immediately prior to such Liquidity Event; provided, however, that in the event that, in connection with such Liquidity Event, consideration to holders of Common Stock in exchange for their shares is payable solely in cash or in the event of the dissolution, liquidation or winding- up of the Company, the Holder hereof will be entitled to receive such cash distributions on an equal basis with the holders of Common Stock or other securities issuable upon exercise of the Warrants, as if the Warrants had been exercised immediately prior to such Liquidity Event, less the Exercise Price. As provided in the Warrant Agreement, the number of shares of Common Stock issuable upon the exercise of the Warrants is subject to adjustment upon the happening of certain events. If a Holder proposes to transfer its Warrants to an unaffiliated third party, such Holder must first offer to Persons beneficially owning more than five percent (5%) of the Common Stock the option to purchase such Warrants on the same terms and conditions as provided in the proposed sale to such third party. The right of first offer will remain open for a period of twenty two (22) days, following which the Company will have the option to acquire any remaining Warrants not purchased by such Holders. Except in the case of a sale or issuance for which the Holders are entitled to receive an adjustment pursuant to Article IV of the Warrant Agreement, the Significant Holders shall have a preemptive right to purchase their pro rata share of all New Securities offered for sale by the Company at a price and upon substantially the same terms as such New Securities are to be sold or issued by the Company. The Company may require payment of a sum sufficient to pay all taxes, assessments or other governmental charges in connection with the registration of the transfer or exchange of the Warrant Certificates pursuant to Section 2.04 of the Warrant Agreement, but not for any exchange or original issuance (not involving a transfer) with respect to temporary Warrant Certificates, the exercise of the Warrants or the Common Stock.

A-4 Upon any partial exercise of Certificated Warrants, there shall be countersigned and issued to the Holder hereof a new Warrant Certificate representing those Warrants which were not exercised. This Warrant Certificate may be exchanged at the office of the Warrant Agent by presenting this Warrant Certificate properly endorsed with a request to exchange this Warrant Certificate for other Warrant Certificates evidencing an equal number of Warrants. No fractional shares of Common Stock will be issued upon the exercise of the Warrants, but the Company shall pay an amount in cash equal to the Current Market Value per share of Common Stock on the day immediately preceding the date the Warrant is exercised, multiplied by the fraction of such share of Common Stock that would be issuable on the exercise of any Warrant, computed to the nearest whole cent. All shares of Common Stock issuable by the Company upon the exercise of the Warrants and payment therefor shall, upon such issue, be duly and validly issued and fully paid and non- assessable. The Holder in whose name the Warrant Certificate is registered may be deemed and treated by the Company and the Warrant Agent as the absolute owner of the Warrant Certificate for all purposes whatsoever and neither the Company nor the Warrant Agent shall be affected by notice to the contrary. This Warrant Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Warrant Agent. ALION SCIENCE AND TECHNOLOGY CORPORATION, by ____________________________________________ Name: Title: by ____________________________________________ Name: Title: DATED: Countersigned: WILMINGTON TRUST, NATIONAL ASSOCIATION, as Warrant Agent, by _____________________________ Authorized Signatory

A-5 EXHIBIT A-2 [FORM OF FACE OF WARRANT CERTIFICATE] [To be included on Global Certificates issued on or after November 5, 2014] UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN. TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE WARRANT AGREEMENT REFERRED TO ON THE REVERSE HEREOF. ANY TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE CONDITIONS (INCLUDING FIRST OFFER RIGHTS) SPECIFIED IN THE WARRANT AGREEMENT (THE “WARRANT AGREEMENT”) DATED AS OF AUGUST 18, 2014 AS AMENDED AS OF NOVEMBER 5, 2014 BETWEEN ALION SCIENCE AND TECHNOLOGY CORPORATION (THE “COMPANY”) AND WILMINGTON TRUST, NATIONAL ASSOCIATION, SOLELY IN ITS CAPACITY AS WARRANT AGENT. BY ACCEPTING DELIVERY OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE, ANY TRANSFEREE SHALL BE DEEMED TO HAVE AGREED TO BE BOUND BY THE WARRANT AGREEMENT AS IF THE TRANSFEREE HAD EXECUTED AND DELIVERED THE WARRANT AGREEMENT.

A-6 No. [ ] Certificate for [ ] Warrants WARRANTS TO PURCHASE COMMON STOCK OF ALION SCIENCE AND TECHNOLOGY CORPORATION* THIS CERTIFIES THAT [ ], or its registered assigns, is the registered holder of the number of Warrants set forth above (the “Warrants”). Each Warrant entitles the holder thereof (the “Holder”), at its option and subject to the provisions contained herein and in the Warrant Agreement referred to below, to purchase from ALION SCIENCE AND TECHNOLOGY CORPORATION, a Delaware corporation (the “Company”), 17.6773672 shares of common stock, par value of $0.0001 per share, of the Company (the “Common Stock”), plus the Gross Up Amount, at an exercise price of $0.0001 per share (the “Exercise Price”), or by Cashless Exercise referred to below. This Warrant Certificate shall terminate and become void as of the close of business on August 17, 2024 (the “Expiration Date”) or upon the exercise hereof as to all the shares of Common Stock subject hereto. The number of shares issuable upon exercise of the Warrants shall be subject to adjustment from time to time as set forth in the Warrant Agreement. This Warrant Certificate is issued under and in accordance with a Warrant Agreement dated as of August 18, 2014 as amended as of November 5, 2014 (the “Warrant Agreement”), between the Company and Wilmington Trust, National Association (in such capacity, the “Warrant Agent”, which term includes any successor Warrant Agent under the Warrant Agreement), and is subject to the terms and provisions contained in the Warrant Agreement, to all of which terms and provisions the Holder of this Warrant Certificate consents by acceptance hereof. The Warrant Agreement is hereby incorporated herein by reference and made a part hereof. Reference is hereby made to the Warrant Agreement for a full statement of the respective rights, limitations of rights, duties and obligations of the Company, the Warrant Agent and the Holders. Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Warrant Agreement. A copy of the Warrant Agreement may be obtained for inspection by the Holder hereof upon written request to the Warrant Agent at Rodney Square North, 1100 North Market Street, Wilmington, DE 19890-1615, Attention: Corporate Capital Markets – Alion Science and Technology Corporation. Subject to the terms of the Warrant Agreement, the Warrants may be exercised in whole or in part (i) by presentation of this Warrant Certificate with the Election to Purchase attached hereto duly executed and with the simultaneous payment of the Exercise Price in cash (subject to adjustment) to the Warrant Agent for the account of the Company at the office of the Warrant Agent or (ii) by Cashless Exercise. Payment of the Exercise Price in cash shall be made by certified or official bank check payable to the order of the Company or by wire transfer of funds to an account designated by the Company for such purpose. Payment by Cashless Exercise shall be made without the payment of cash by (i) reducing the Base Exercise Amount so as to yield a number of shares of Common Stock (or securities, cash or other property) upon the exercise of such Warrant equal to the product of (1) the Base Exercise Amount and (2) a fraction, the numerator of which is the excess of the Current Market Value per share of Common Stock on the Exercise Date over the Exercise Price per share as of the Exercise Date and the denominator of * To be used for Warrant Certificates issued on or after November 5, 2014.

A-7 which is the Current Market Value per share of the Common Stock on the Exercise Date (the “Cashless Exercise Ratio”) and (ii) reducing the Gross Up Amount so as to yield a number of shares of Common Stock (or securities, cash or other property) upon the exercise of Such Warrant equal to the product of (1) the Gross Up Amount and (2) the Cashless Exercise Ratio. As provided in the Warrant Agreement and subject to the terms and conditions therein set forth, the Warrants shall be exercisable at the time specified in the Warrant Agreement; provided, however, that Holders will be able to exercise their Warrants by Cash Exercise only if (i) the exercise is pursuant to an effective registration statement under the Securities Act or (ii) in the opinion of counsel to the Company addressed to the Warrant Agent the exercise of such Warrants is exempt from the registration requirements of the Securities Act of 1933 and such securities are qualified for sale or exempt from qualification under the applicable securities laws of the states or other jurisdictions in which such Holders reside; provided further, however, that no Warrant shall be exercisable after Expiration Date. In the event of a Liquidity Event, the Holder hereof will be entitled to receive upon exercise of the Warrants the kind and amount of shares of Capital Stock or other securities, cash or other property as the Holder would have received had the Holder exercised its Warrants immediately prior to such Liquidity Event; provided, however, that in the event that, in connection with such Liquidity Event, consideration to holders of Common Stock in exchange for their shares is payable solely in cash or in the event of the dissolution, liquidation or winding- up of the Company, the Holder hereof will be entitled to receive such cash distributions on an equal basis with the holders of Common Stock or other securities issuable upon exercise of the Warrants, as if the Warrants had been exercised immediately prior to such Liquidity Event, less the Exercise Price. As provided in the Warrant Agreement, the Base Exercise Amount is subject to adjustment upon the happening of certain events. If a Holder proposes to transfer its Warrants to an unaffiliated third party, such Holder must first offer to Persons beneficially owning more than five percent (5%) of the Common Stock the option to purchase such Warrants on the same terms and conditions as provided in the proposed sale to such third party. The right of first offer will remain open for a period of twenty two (22) days, following which the Company will have the option to acquire any remaining Warrants not purchased by such Holders. Except in the case of a sale or issuance for which the Holders are entitled to receive an adjustment pursuant to Article IV of the Warrant Agreement, the Significant Holders shall have a preemptive right to purchase their pro rata share of all New Securities offered for sale by the Company at a price and upon substantially the same terms as such New Securities are to be sold or issued by the Company. The Company may require payment of a sum sufficient to pay all taxes, assessments or other governmental charges in connection with the registration of the transfer or exchange of the Warrant Certificates pursuant to Section 2.04 of the Warrant Agreement, but not for any exchange or original issuance (not involving a transfer) with respect to temporary Warrant Certificates, the exercise of the Warrants or the Common Stock.

A-8 Upon any partial exercise of Certificated Warrants, there shall be countersigned and issued to the Holder hereof a new Warrant Certificate representing those Warrants which were not exercised. This Warrant Certificate may be exchanged at the office of the Warrant Agent by presenting this Warrant Certificate properly endorsed with a request to exchange this Warrant Certificate for other Warrant Certificates evidencing an equal number of Warrants. No fractional shares of Common Stock will be issued upon the exercise of the Warrants, but the Company shall pay an amount in cash equal to the Current Market Value per share of Common Stock on the day immediately preceding the date the Warrant is exercised, multiplied by the fraction of such share of Common Stock that would be issuable on the exercise of any Warrant, computed to the nearest whole cent. All shares of Common Stock issuable by the Company upon the exercise of the Warrants and payment therefor shall, upon such issue, be duly and validly issued and fully paid and non- assessable. The Holder in whose name the Warrant Certificate is registered may be deemed and treated by the Company and the Warrant Agent as the absolute owner of the Warrant Certificate for all purposes whatsoever and neither the Company nor the Warrant Agent shall be affected by notice to the contrary. This Warrant Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Warrant Agent. ALION SCIENCE AND TECHNOLOGY CORPORATION, by ____________________________________________ Name: Title: by ____________________________________________ Name: Title: DATED: Countersigned: WILMINGTON TRUST, NATIONAL ASSOCIATION, as Warrant Agent, by _____________________________ Authorized Signatory

Exhibit B A-9 FORM OF TRANSFER (To Be Executed Upon Transfer of Warrant) ALION SCIENCE AND TECHNOLOGY CORPORATION FOR VALUE RECEIVED, the undersigned registered holder of this Warrant Certificate hereby sells, assigns and transfers unto the Assignee(s) named below (including the undersigned with respect to any Warrants constituting a part of the Warrants evidenced by this Warrant Certificate not being assigned hereby) all of the rights and obligations of the undersigned under this Warrant Certificate, subject to the terms and conditions of the Warrant Agreement, with respect to the number of Warrants set forth below: Name of Assignee(s) Address Social Security, EIN or other identifying number of assignee(s) Number of Warrants and does hereby irrevocably constitute and appoint the Company as the undersigned’s attorney to make such transfer on the register maintained by the Company for that purpose, with full power of substitution in the premises. Each undersigned Assignee hereby (a) acknowledges that the Warrants being transferred to such Assignee are subject to the terms, conditions and limitations of both the Warrant Agreement and the Warrant Certificate and (b) agrees to join and be bound by the terms, conditions and limitations of the Warrant Certificate and the Warrant Agreement (a copy of which was provided to such Assignee) as if such Assignee was an original party thereto. Date: _________________________________3 (Signature of Owner) _________________________________ (Street Address) _________________________________ (City), (State) (Zip Code) Signature Guaranteed by: _________________________________ _________________________________ (Signature of Assignee) _________________________________ (Street Address) _________________________________ (City), (State) (Zip Code) Signature Guaranteed by: _________________________________ 3 The signature must correspond with the name as written upon the face of the within Warrant Certificate (or the Depository participant in the case of book-entry Warrants) in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a national bank or trust company or by a member firm of any national securities exchange.

A-10 [TO BE INCLUDED IN PRIVATE PLACEMENT WARRANTS] ASSIGNMENT FORM To assign this Security, fill in the form below: I or we assign and transfer this Security to (Insert assignee’s soc. sec. or tax I.D. no.) (Print or type assignee’s name, address and zip code) and irrevocably appoint agent to transfer this Security on the books of the Company. The agent may substitute another to act for him or her. Your Signature Date: (Sign exactly as your name appears on the other side of this Security) *Signature guaranteed by:

A-11 By: ______________________________ *The signature must be guaranteed by an institution which is a member of one of the following recognized signature guaranty programs: (i) the Securities Transfer Agent Medallion Program (STAMP); (ii) the New York Stock Exchange Medallion Program (MSP); (iii) the Stock Exchange Medallion Program (SEMP); or (iv) such other guaranty program acceptable to the Trustee. CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR REGISTRATION OF TRANSFER OF RESTRICTED SECURITIES Re: Warrant to purchase shares of Alion Science and Technology Corporation (the “Securities”). This certificate relates to Securities (check applicable box) owned in (check applicable box) book-entry or definitive form by (the “Transferor”). The Transferor has requested a Registrar or the Trustee to exchange or register the transfer of such Securities. In connection with such request and in respect of each such Security, the Transferor does hereby certify that the transfer of such Security is being made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”) (check applicable box), or the transfer or exchange, as the case may be, of such Security does not require registration under the Securities Act because (check applicable box): Such Security is being transferred pursuant to an effective registration statement under the Securities Act. Such Security is being acquired for the Transferor’s own account, without transfer. Such Security is being transferred to the Company or a Subsidiary (as defined in the Indenture) of the Company. Such Security is being transferred to a person the Transferor reasonably believes is a “qualified institutional buyer” (as defined in Rule 144A or any successor provision thereto (“Rule 144A”) under the Securities Act) that is purchasing for its own account or for the account of a “qualified institutional buyer”, in each case to whom notice has been given that the transfer is being made in reliance on such Rule 144A, and in each case in reliance on Rule 144A. Such Security is being transferred to a non-U.S. Person in an offshore transaction in compliance with Rule 903 or 904 of Regulation S under the Securities Act (or any successor thereto). Such Security is being transferred to an Accredited Investor as defined in Rule 501(a) of the

A-12 Securities Act in a transaction exempt from registration under the Securities Act. Such Security is being transferred pursuant to and in compliance with an exemption from the registration requirements of the Securities Act (other than an exemption referred to above) and as a result of which such Security will, upon such transfer, cease to be a “restricted security” within the meaning of Rule 144 under the Securities Act. TO BE COMPLETED BY PURCHASER IF (2) ABOVE IS CHECKED. The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act of 1933, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A. Dated:___________________________________ __________________________________________ Notice: To be executed by an executive officer

A-13 SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY4 The following increases or decreases in this Global Security: Date of Exchange Decrease in number of Warrants in this Global Security Increase in number of Warrants in this Global Security Number of Warrants in this Global Warrant Certificate following such change Signature of authorized officer of Warrant Agent 4 To be included only if the Warrant is in global form.

EXHIBIT C Stockholders’ Agreement

EXECUTION VERSION ALION SCIENCE AND TECHNOLOGY CORPORATION STOCKHOLDERS’ AGREEMENT Dated as of August 18, 2014

i TABLE OF CONTENTS ARTICLE I CERTAIN DEFINITIONS; RULES OF CONSTRUCTION ........................................ 1 SECTION 1.1. Certain Definitions. ..............................................................................1 SECTION 1.2. Rules of Construction. .........................................................................7 ARTICLE II TRANSFERS OF SHARES ............................................................................................ 7 SECTION 2.1. Restrictions on Transfers. ...................................................................8 SECTION 2.2. Right of First Offer. .............................................................................9 SECTION 2.3. Reserved. .............................................................................................11 SECTION 2.4. Reserved. .............................................................................................11 SECTION 2.5. Further Assurances. ...........................................................................11 SECTION 2.6. Sale Process.........................................................................................11 SECTION 2.7. Reserved.. ............................................................................................11 SECTION 2.8. Legend on Certificates. ......................................................................11 ARTICLE III ADDITIONAL AGREEMENTS ................................................................................ 12 SECTION 3.1. Reserved. .............................................................................................12 SECTION 3.2. Preemptive Rights.. ............................................................................12 SECTION 3.3. Confidentiality.. ..................................................................................14 SECTION 3.4. Other Business Opportunities. ..........................................................15 ARTICLE IV MISCELLANEOUS ..................................................................................................... 16 SECTION 4.1. Survival of Agreement; Term.. .........................................................16 SECTION 4.2. Notices.. ...............................................................................................17 SECTION 4.3. Binding Effect.. ...................................................................................17 SECTION 4.4. Entire Agreement.. .............................................................................17 SECTION 4.5. Amendment. .......................................................................................18 SECTION 4.6. No Third Party Beneficiary...............................................................18 SECTION 4.7. Additional Holders.. ...........................................................................18 SECTION 4.8. Headings..............................................................................................18 SECTION 4.9. Further Assurances.. ..........................................................................18 SECTION 4.10. ESOP and ESOP Plan Documents.. .................................................18 SECTION 4.11. Governing Law; Consent to Jurisdiction and Service of Process.. 18 SECTION 4.12. Injunctive Relief.. ...............................................................................19 SECTION 4.13. Severability.. .......................................................................................19 SECTION 4.14. Recapitalization, etc.. .........................................................................19 SECTION 4.15. Counterparts. .....................................................................................19

STOCKHOLDERS’ AGREEMENT This Stockholders’ Agreement (this “Agreement”) is made as of the 18th day of August, 2014, by and among ALION SCIENCE AND TECHNOLOGY CORPORATION, a Delaware corporation (the “Company”), the ESOP Trust (as defined in Section 1.1), and each Person (as defined in Section 1.1) that hereafter becomes a Holder (as defined in Section 1.1) and desires to be or is required by this Agreement or another agreement to become a party hereto. W I T N E S S E T H : WHEREAS, on May 2, 2014, the Company, ASOF II Investments, LLC and Phoenix Investment Adviser LLC entered into that certain amended and restated refinancing support agreement, as further amended (the “Refinancing Agreement”), which sets forth the terms and conditions of certain transactions related to the Company; WHEREAS, as of the date hereof, the ESOP Trust owns that number of shares of common stock, par value $0.01 per share, of the Company (“Common Stock”) set forth on Schedule I hereto, which constitutes all of the outstanding shares of Common Stock; WHEREAS, the Company and the ESOP Trust desire to enter into this Agreement to govern certain rights of each, and to provide certain other rights and obligations among them and certain future holders of Common Stock, including Persons (as defined in Section 1.1) acquiring shares of Common Stock upon the exercise of Warrants (as defined in Section 1.1). NOW THEREFORE, in consideration of the mutual agreements, covenants and provisions contained herein, and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows: ARTICLE I CERTAIN DEFINITIONS; RULES OF CONSTRUCTION SECTION 1.1. Certain Definitions. The following terms shall have the definitions set forth below: (a) “Accredited Investor” has the meaning set forth in Rule 501 of Regulation D promulgated under the Securities Act or any successor provision thereof. (b) “Affiliate” means, with respect to any specified Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing. Notwithstanding the foregoing, the Supporting Noteholders and their Affiliates shall not be deemed to be Affiliates of the Company.

- 2 - (c) “Agreement” has the meaning set forth in the preamble of this Agreement. (d) “Applicable Law” means any federal state, local or foreign law, statute, code, ordinance, rule or regulation (including rules and regulations of self-regulatory organizations). (e) “Beneficial Owner” when used with respect to any security means a direct or indirect beneficial owner of such security within the meaning of Rule 13d-3 under the Exchange Act, as in effect on and as interpreted by the SEC through the date of this Agreement, and the terms (whether or not capitalized) “Beneficially Own,” “Beneficially Owned” and “Beneficial Ownership” shall have correlative meanings; provided, however, that any Person who at any time Beneficially Owns any Convertible Securities (including the Warrants) shall also be deemed to Beneficially Own the Shares or other securities underlying such Convertible Securities whether or not such Convertible Securities then are, or within 60 days will be, exercisable, exchangeable or convertible. (f) “Board” means the board of directors of the Company. (g) “Business Day” means any day other than a Saturday or Sunday or a day on which banks are permitted to be closed for business in the State of New York. (h) “Common Equivalent Shares” means the Shares and any other class or series of capital stock of the Company, whether or not denominated as Shares, including any series of preferred stock. (i) “Common Stock” has the meaning set forth in the recitals to this Agreement. (j) “Company” has the meaning set forth in the preamble of this Agreement, or any other Person who becomes the issuer of Shares. (k) “Company New Securities Notice” has the meaning set forth in Section 3.2(b). (l) “Company ROFO Period” has the meaning set forth in Section 2.2(c). (m) “Confidential Information” shall mean all business records, customer lists, cost data, personnel data relating to the Company’s, or any of its Subsidiaries’ or Affiliates’ employees, financial information with respect to the Company’s business or any of its Subsidiaries’ or Affiliates’ business, or any documents or information prepared by or for the Company or any of its Subsidiaries or Affiliates for use in their business with the expectation that the contents will not be disclosed to third parties and as to which reasonable efforts are made to restrict circulation, including information of or relating to trade secrets, information related to or connected with patent, copyright or trademark applications, or other intellectual property rights proprietary to the Company or any of its Subsidiaries or Affiliates. “Confidential Information” shall not include any information that (i) has become generally known to the public other than as a result of a disclosure of the Confidential Information by the recipient; (ii) has been disclosed to the recipient by a third party (other than a Subsidiary,

- 3 - Affiliate, officer, employee, agent or representative of the Company) having possession thereof and the right to make such disclosure; or (iii) was in the recipient’s possession prior to the time of disclosure to the recipient by the Company, which possession such recipient shall have the burden of proof to demonstrate. (n) “Convertible Securities” means any securities, warrants, options or rights to acquire Common Equivalent Shares that, directly or indirectly, are convertible into, exercisable or exchangeable for, or otherwise represent the right to acquire receive or subscribe for, Common Equivalent Shares, with or without payment of additional consideration in cash or property, whether immediately or upon the occurrence of a specified date or a specified event, the satisfaction of or failure to satisfy any condition or the happening or failure to happen of any other contingency. (o) “Designation Certificate” means the Certificate of Designation, Powers, Preferences and Rights of the Series A Preferred Stock filed with the Secretary of State of the State of Delaware on August 18, 2014 setting forth the powers, preferences, rights, qualifications, limitations and restrictions of the Series A Preferred Stock. (p) “ESOP” means the employee benefit plan entitled “The Alion Science and Technology Corporation Employee Ownership, Savings and Investment Plan” adopted and maintained by the Company and as in effect as of the date hereof and as may be amended as required by a change in applicable law after the date hereof, and, subject to the terms of the Designation Certificate, any successor plan or other plan that is intended to constitute an employee stock ownership plan within the meaning of Section 4975(e) of the United States Tax Code. (q) “ESOP Plan Documents” means collectively, the governing agreements and other documents and instruments of the ESOP, in each case as in effect as of the date hereof and as may be amended in a manner permitted by Section 4.10 hereof. (r) “ESOP Trust” means the trust entitled “Alion Science and Technology Corporation Employee Ownership, Savings and Investment Trust” and adopted and maintained by the Company pursuant to applicable ESOP Plan Documents, as in effect as of the date hereof and as may be amended in a manner permitted by Section 4.10 hereof, and, subject to the terms of the Designation Certificate, any successor trust or other trust established in connection with the ESOP. (s) “ESOP Trustee” means State Street Bank and Trust Company, the entity appointed as trustee pursuant to the terms of the ESOP for the ESOP Trust. (t) “Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute thereto, and the rules and regulations of the SEC promulgated thereunder. (u) “First Offer” has the meaning set forth in Section 2.2(a).

- 4 - (v) “GAAP” means the generally accepted accounting principles in the United States in effect from time to time, applied on a consistent basis both as to classification of items and amounts. (w) “Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court or arbitrator, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra national bodies such as the European Union or the European Central Bank and whether public or private). (x) “Holders” means the ESOP Trust and any other Person who becomes a signatory to this Agreement by executing the Joinder Agreement. The term “Holder” means any one of the Holders and, in the case of a Holder who is a natural person, also includes such Holder’s legal representatives, executors or administrators when the context so requires. (y) “Identified Person” has the meaning set forth in Section 3.4(a). (z) “Initiating ROFO Seller” has the meaning set forth in Section 2.2(a). (aa) “Internal Revenue Service” means the United States Internal Revenue Service or its successor. (bb) “Joinder Agreement” means an agreement in the form attached hereto as Exhibit A. (cc) “New Securities” has the meaning set forth in Section 3.2(a). (dd) “New Securities Acceptance Period” has the meaning set forth in Section 3.2(b). (ee) “New Securities Sale Period” has the meaning set forth in Section 3.2(c). (ff) “Participant” has the meaning ascribed to such term in the ESOP. (gg) “Participant Elective Deferral” means an “Elective Deferral” as such term is defined in the ESOP. (hh) “Person” means an individual, partnership, corporation, unincorporated organization, joint stock company, limited liability company, trust, joint venture or other similar entity, or a governmental agency or political subdivision thereof. (ii) “Qualified Public Offering” means a bona fide public offering of Shares that yields gross proceeds of $30,000,000. (jj) “Reallocation Process” has the meaning set forth in Section 2.2(b). (kk) “Reallotment Notice” has the meaning set forth in Section 2.2(b).

- 5 - (ll) “Reallotment Period” has the meaning set forth in Section 2.2(b). (mm) “Refinancing Agreement” has the meaning set forth in the recitals to this Agreement. (nn) “Registrable Shares” means any Shares Beneficially Owned by a Holder; provided, that such Shares shall cease to be Registrable Shares when (i) such Shares have been effectively registered under Section 5 of the Securities Act and disposed of pursuant to an effective Registration Statement, (ii) such Shares have been sold to the public pursuant to Rule 144 under the Securities Act (or any successor rule thereto) or (iii) such Shares cease to be outstanding. (oo) “Registration Statement” means any registration statement under the Securities Act that covers any of the Registrable Shares pursuant to the provisions of this Agreement, including the related Prospectus, all amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments or supplements thereto, all exhibits thereto and all documents incorporated by reference or deemed to be incorporated by reference in such registration statement. The term “Registration Statement” shall also include any registration statement filed pursuant to Rule 462(b) to register additional securities in connection with any offering. (pp) “Rejected Reallotment Shares” has the meaning set forth in Section 2.2(c). (qq) “Rejected ROFO Shares” has the meaning set forth in Section 2.2(b). (rr) “Relevant Corporate Opportunity” has the meaning set forth in Section 3.4(a). (ss) “Remaining ROFO Shares” has the meaning set forth in Section 2.2(d). (tt) “Requisite Holders” means a majority of the holders of outstanding Shares (including the holders of the Warrants on an “as-converted” basis); provided, however, that the Shares held by the ESOP Trust shall not be counted for this purpose. (uu) “ROFO Initiation Notice” has the meaning set forth in Section 2.2(a). (vv) “ROFO Notice” has the meaning set forth in Section 2.2(b). (ww) “ROFO Period” has the meaning set forth in Section 2.2(b). (xx) “ROFO Purchaser” means, with respect to any ROFO Sale, any Person that is not an Affiliate of any Initiating ROFO Seller in such ROFO Sale. (yy) “ROFO Sale” has the meaning set forth in Section 2.2(a). (zz) “ROFO Sale Period” has the meaning set forth in Section 2.2(d). (aaa) “ROFO Shares” has the meaning set forth in Section 2.2(a).

- 6 - (bbb) “SEC” means the United States Securities and Exchange Commission, or any other Federal agency at the time administering the Securities Act or the Exchange Act. (ccc) “Securities Act” means the Securities Act of 1933, as amended, or any successor statute thereto, and the rules and regulations of the SEC promulgated thereunder. (ddd) “Series A Preferred Stock” means the shares of Series A Preferred Stock of the Company to be issued to ASOF II Investments, LLC and JLP Credit Opportunity Fund LP pursuant to the Designation Certificate. (eee) “Shares” means shares of Common Stock, any other shares of capital stock or other securities of the Company into which the Shares shall be reclassified or changed (including by reason of a merger, consolidation, reorganization or recapitalization), and if the Company pays a dividend or makes a distribution on the Shares in shares of capital stock or subdivides (or combines) its outstanding Shares into a greater (or smaller) number of Shares, such other securities to which a holder of a Share outstanding immediately prior to such change, reclassification, exchange, dividend, distribution, subdivision or combination would be entitled to receive. (fff) “Significant Person” means any Person that, together with its Affiliates, Beneficially Owns in the aggregate more than five (5%) of the outstanding Shares on a fully diluted basis; provided, that for the purposes of Section 2.2, Significant Person must be an “accredited investor” as defined in Rule 501 of Regulation D promulgated under the Securities Act or any successor provision thereof. (ggg) “Spousal Acknowledgement” means an acknowledgement in the form attached hereto as Exhibit B. (hhh) “Subsidiary” means any Person in which the Company, directly or indirectly through Subsidiaries or otherwise, Beneficially Owns more than 50% of either the equity interests in, or the voting control of, such Person. (iii) “Supporting Noteholders” means ASOF II Investments, LLC, a Delaware limited liability company and Phoenix Investment Adviser, LLC, a Delaware limited liability company, on behalf of certain private funds and accounts managed by it. (jjj) “Transaction Documents” has the meaning set forth in the Refinancing Agreement. (kkk) “Transfer” means any transfer by way of sale, assignment, conveyance or other disposition (including by merger, operation of law, bequest or pursuant to any domestic relations order, whether voluntarily or involuntarily) and the term “Transferred” shall have a correlative meaning; provided, however, that a transaction that is a pledge, hypothecation, encumbrance or grant of a security interest shall not be deemed to be a Transfer, but a foreclosure pursuant thereto shall be deemed to be a Transfer. (lll) “Warrant Agent” means Wilmington Trust, National Association, or any successor Warrant Agent appointed in accordance with the terms of the Warrant Agreement.

- 7 - (mmm) “Warrant Agreement” means that certain Warrant Agreement, dated as of the date hereof, by and between the Company and the Warrant Agent. (nnn) “Warrant Holder” means any holder of a Warrant. (ooo) “Warrants” means the warrants issued pursuant to the Warrant Agreement. SECTION 1.2. Rules of Construction. Unless the context otherwise requires: (a) a capitalized term has the meaning assigned to it; (b) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP; (c) references in the singular or to “him,” “her,” “it,” “itself” or other like references, and references in the plural or the feminine or masculine reference, as the case may be, shall also, when the context so requires, be deemed to include the plural or singular, or the masculine or feminine reference, as the case may be; (d) references to Articles, Sections and Exhibits shall refer to articles, sections and exhibits of this Agreement, unless otherwise specified; (e) this Agreement shall be construed without regard to any presumption or other rule requiring construction against the party that drafted and caused this Agreement to be drafted; (f) all monetary figures shall be in United States dollars unless otherwise specified; (g) references to “including” in this Agreement shall mean “including, without limitation,” whether or not so specified; (h) the word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other theory extends and such phrase shall not mean “if”; (i) any time period specified in Articles II or III shall be deemed to expire at 5:00 p.m., New York time, on the specified expiration date; provided, that any time period not specified with Business Days shall mean calendar days; and (j) all cash payments shall be made in the currency of the United States. ARTICLE II TRANSFERS OF SHARES

- 8 - SECTION 2.1. Restrictions on Transfers. (a) Absent the written consent of the Board, no Holder shall Transfer any Shares to any Person nor shall the Company issue, sell or otherwise Transfer any Shares to any Person: (i) if such Transfer, issuance or sale would, if effected, (A) violate any applicable securities or other laws, (B) unless the Shares are registered pursuant to Section 12(b) or 12(g) of the Exchange Act, result in the Company having Holders of record exceeding in number either (x) 2,000 or (y) 500 or more Persons who are not Accredited Investors or (C) limit, impair or eliminate the Company’s net operating losses; (ii) if the transferee or the Person being issued or sold the Shares is determined by the Board, in its good faith judgment, to be a competitor, customer or supplier of the Company or any Subsidiary and such Transfer would be adverse to the Company and its Subsidiaries taken as a whole; (iii) unless, except as otherwise set forth in Section 2.1(b), the transferee or the Person to whom Shares are being issued or sold the Shares (A) is a Holder or (B) becomes a Holder by (x) executing and delivering to the Company a Joinder Agreement in the form attached hereto as Exhibit A and (y) if such Person is a resident of a jurisdiction with a community or marital property system, cause his or her spouse to execute a Spousal Acknowledgement in the form attached hereto as Exhibit B; and (iv) if such Transfer, issuance or sale would have adverse regulatory consequences on the Company or any Subsidiary, including (A) subjecting the Company or any Subsidiary to review or investigation conducted by the Committee on Foreign Investment in the United States; (B) requiring that the Company or any Subsidiary be deemed to be operating under foreign ownership, control or influence within the meaning of the National Industrial Security Program Operating Manual; (C) creating an actual or potential organizational conflict of interest that cannot be mitigated; or (D) subjecting the Company or any Subsidiary to suspension or debarment from receiving contracts with the United States. (b) The requirements of Section 2.1(a) shall not apply to (i) a Transfer by the ESOP Trust of all of the outstanding Shares Beneficially Owned by the ESOP Trust to a Person that is not an Affiliate of the Company, the ESOP, the ESOP Trust or the ESOP Trustee or (ii) a Transfer by the ESOP Trust of any Shares to a Participant; provided, however, that in the event of a Transfer by the ESOP Trust of any Shares to a Participant, the Company shall request in writing the Participant to execute and deliver to the Company a Joinder Agreement. Any Transfer or purported Transfer of Shares that is not in compliance with the provisions of this Article II shall be void and shall not be recognized by the Company.

- 9 - SECTION 2.2. Right of First Offer. (a) If any Holder or group of Holders acting in concert (each or collectively, as the case may be, the “Initiating ROFO Seller”) proposes to Transfer to any ROFO Purchaser any Shares, in a single transaction or a series of related transactions (a “ROFO Sale”), then the Initiating ROFO Seller shall first furnish a written notice (the “ROFO Initiation Notice”) to the Company and the Warrant Agent. The ROFO Initiation Notice shall state the number and type of Shares the Initiating ROFO Seller intends to Transfer (the “ROFO Shares”), the proposed minimum cash purchase price therefor and a summary of the other terms of the proposed ROFO Sale. The Company shall promptly, but in no event later than five (5) Business Days, following receipt of the ROFO Initiation Notice provide such ROFO Initiation Notice to each Significant Person who is a Holder. (b) Each Significant Person shall have the right, for a period of twenty-two (22) Business Days after receipt by the Warrant Agent of the ROFO Initiation Notice (the “ROFO Period”), to agree to purchase up to its pro rata share of the ROFO Shares at the proposed minimum purchase price and on the other terms set forth in the ROFO Initiation Notice (the “First Offer”). Such right shall be exercised by delivering a written notice (the “ROFO Notice”) to the Company and the Initiating ROFO Seller within the ROFO Period specifying the number of ROFO Shares that such Significant Person agrees to purchase. If any Significant Person does not accept all or any part of its pro rata share of the ROFO Shares (the “Rejected ROFO Shares”), then, upon the expiration of the ROFO Period (or such earlier time period that all Significant Persons have delivered a ROFO Notice and there are Rejected ROFO Shares), all of the Significant Persons that accepted the First Offer in full shall have the right, for a period of five (5) Business Days following the date on which the Company provides notice (the “ROFO Period Expiration Notice”) to such Significant Persons that the ROFO Period has expired (or that all Significant Persons have delivered a ROFO Notice and there are Rejected ROFO Shares) (the “Reallotment Period”), to agree to purchase any or all of the Rejected ROFO Shares at the minimum purchase price and on the other terms stated in the ROFO Initiation Notice. Such right shall be exercised by delivering a written notice to the Company and the Initiating ROFO Seller within the Reallotment Period specifying the number of Rejected ROFO Shares that such Significant Person agrees to purchase (the “Reallotment Notice”). The Company shall promptly, but in no event later than two (2) Business Days, following expiration of the ROFO Period (or such earlier time that all Significant Persons have delivered a ROFO Notice and there are Rejected ROFO Shares) provide the ROFO Period Expiration Notice to all Significant Persons who have accepted the First Offer. If the number of Rejected ROFO Shares accepted exceeds the number of Rejected ROFO Shares, then the Rejected ROFO Shares to be purchased shall be allocated pro rata among the Significant Persons who have delivered a Reallotment Notice, with no Significant Person being required to purchase more Shares than it has agreed to purchase (the “Reallocation Process”). (c) If either no Significant Person accepts the First Offer or not all of the ROFO Shares are accepted pursuant to the First Offer and the Significant Persons do not accept all of the Rejected ROFO Shares (the “Rejected Reallotment Shares”), then, upon the expiration of (i) the ROFO Period, if no Significant Person accepts the First Offer or (ii) the Reallotment Period (or such earlier time that all Significant Persons have delivered a Reallotment Notice and there are Rejected Reallotment Shares) if not all of the ROFO Shares

- 10 - are accepted pursuant to the First Offer, the Company shall have the right, for a period of seven (7) Business Days (the “Company ROFO Period”), to agree to purchase the ROFO Shares or the Rejected Reallotment Shares, as the case may be, at the proposed minimum purchase price and on the other terms stated in the ROFO Initiation Notice. Such right shall be exercised by delivering a written notice to the Initiating ROFO Seller, the Warrant Agent and each Significant Person who is a Holder within the Company ROFO Period specifying the number of ROFO Shares or Rejected Reallotment Shares, as the case may be, that the Company agrees to purchase. (d) If effective acceptances are not received pursuant to Section 2.2(b) or 2.2(c) with respect to all of the ROFO Shares, then the Initiating ROFO Seller may Transfer to a ROFO Purchaser all of the ROFO Shares not so accepted (the “Remaining ROFO Shares”), at a price not less than the proposed minimum purchase price, and on terms not more favorable to the ROFO Purchaser than the other terms stated in the ROFO Initiation Notice; provided, that (i) such Transfer takes place within sixty (60) Business Days after the expiration of the Company ROFO Period (the “ROFO Sale Period”) and (ii) if the consideration to be paid in exchange for the Remaining ROFO Shares by a ROFO Purchaser pursuant to this Section 2.2(d) consists of or includes any consideration other than cash, the Initiating ROFO Seller must provide to the Company and the Warrant Agent an appraisal of the non-cash consideration (as determined by a nationally recognized investment bank selected by the Board), providing that the non-cash consideration has a value that, when added with the cash consideration to be paid for the Remaining ROFO Shares, is at least equal to the minimum purchase price set forth in the ROFO Initiation Notice. The Company shall promptly, but in no event later than five (5) Business Days following receipt of such appraisal, deliver such appraisal to all Holders who are Significant Persons. If all or any part of the Remaining ROFO Shares are not Transferred by the Initiating ROFO Seller during the ROFO Sale Period, the right of the Initiating ROFO Seller to Transfer any such Remaining ROFO Shares shall expire and the obligations of this Section 2.2 with respect to such Remaining ROFO Shares shall be reinstated. (e) The acceptance by any Significant Person or the Company of any offer to purchase ROFO Shares contemplated by this Section 2.2 shall be irrevocable, and the Significant Person or the Company delivering written notice of its acceptance thereof shall be bound by, and obligated to purchase the number of ROFO Shares specified in, such written notice at the minimum purchase price and the other terms set forth in the ROFO Initiation Notice. For the avoidance of doubt, the failure of a Significant Person or the Company to timely accept any offer contemplated by this Section 2.2 shall be deemed a rejection of such offer. (f) The consummation of the sales contemplated by clause (b) and (c) of this Section 2.2 shall take place at 10:00 a.m. local time at the offices of the Company on the thirtieth (30th) Business Day after the expiration of the ROFO Period (if all of the ROFO Shares are accepted pursuant to the First Offer), the Reallotment Period (if all of the Rejected ROFO Shares are accepted during the Reallotment Period) or the Company ROFO Period (if not all of the ROFO Shares are accepted pursuant to the First Offer and not all of the Rejected ROFO Shares are accepted during the Reallotment Period), or such other date as mutually agreed to by the parties to the sales contemplated by clause (b) and (c) of this Section 2.2, at

- 11 - which time each participating Significant Person or the Company, as applicable, shall deliver the appropriate consideration to the Initiating ROFO Seller (by check or wire transfer in accordance with instructions included in the ROFO Initiation Notice), and the Initiating ROFO Seller shall deliver to each participating Significant Person or the Company, as applicable, the certificates (if certificated) representing the ROFO Shares being sold, in each case, duly endorsed, or with stock (or equivalent) powers duly endorsed, free and clear of any liens, claims and encumbrances whatsoever (except those imposed by this Agreement and federal and any applicable state securities laws generally), with any stock (or equivalent) transfer tax stamps affixed, or other appropriate transfer instruments and documents of Transfer as the Significant Person or the Company, as applicable, shall reasonably request. (g) For purposes of this Section 2.2, the “pro rata share” of a Significant Person shall mean the product of: (i) the number of ROFO Shares or the Rejected ROFO Shares, as the case may be, multiplied by (ii) a fraction, the numerator of which is equal to the number of Shares Beneficially Owned by such Significant Person and the denominator of which is equal to the aggregate number of Shares Beneficially Owned by all Significant Persons permitted to participate in the First Offer or the Reallocation Process. SECTION 2.3. Reserved. SECTION 2.4. Reserved. SECTION 2.5. Further Assurances. Each initiating ROFO Seller shall take, or cause to be taken, all such actions as may be necessary or reasonably desirable in order to expeditiously consummate each sale contemplated by clause (b) and (c) of Section 2.2 and any related transactions, including (i) executing, acknowledging and delivering any required consents, assignments, waivers and other documents and instruments; (ii) filing any required applications, reports, returns, filings and other documents and instruments with applicable Governmental Authorities; and (iii) reasonably cooperating with each Significant Person and the Company in such sale. SECTION 2.6. Sale Process. The Initiating ROFO Seller(s) in any ROFO Sale shall, in its sole discretion, decide the terms and conditions of such ROFO Sale and whether or not to pursue, consummate, postpone or abandon such ROFO Sale. No Initiating ROFO Seller or its Affiliates shall have any liability to any other Holder arising from, relating to, or in connection with the terms and conditions of any ROFO Sale or the pursuit, consummation, postponement, or abandonment of such ROFO Sale, except to the extent that such Initiating ROFO Seller shall have failed to comply with the provisions of this Article II. SECTION 2.7. Reserved. SECTION 2.8. Legend on Certificates. Each outstanding certificate representing Shares that are subject to this Agreement, if any, shall bear a legend, among others, reading substantially as follows: THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO VARIOUS CONDITIONS, INCLUDING CERTAIN RESTRICTIONS ON SALE, ENCUMBRANCE AND TRANSFER, AS SET FORTH IN THE

- 12 - STOCKHOLDERS’ AGREEMENT, DATED AUGUST 18, 2014 (AS IT MAY BE AMENDED OR RESTATED FROM TIME TO TIME, THE “STOCKHOLDERS’ AGREEMENT”). NO REGISTRATION OR TRANSFER OF THESE SHARES WILL BE MADE ON THE BOOKS OF ALION SCIENCE AND TECHNOLOGY CORPORATION (THE “CORPORATION”) UNLESS AND UNTIL SUCH RESTRICTIONS SHALL HAVE BEEN COMPLIED WITH IN THE REASONABLE JUDGEMENT OF THE CORPORATION. THE CORPORATION WILL FURNISH, UPON WRITTEN REQUEST AND WITHOUT CHARGE TO THE HOLDER OF RECORD OF THIS CERTIFICATE, A COPY OF THE STOCKHOLDERS’ AGREEMENT CONTAINING THE ABOVE-REFERENCED RESTRICTIONS ON TRANSFERS OF STOCK TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS. ARTICLE III ADDITIONAL AGREEMENTS SECTION 3.1. Reserved. SECTION 3.2. Preemptive Rights. In the event that the Company proposes to sell or otherwise issue New Securities that vote with the Common Stock for the election of directors generally, each Holder shall have the right to acquire up to that number or amount of such New Securities, at the price and upon substantially the same terms and conditions as such New Securities are to be sold or otherwise issued by the Company, as shall enable such Holder to maintain the percentage of voting power for the election of directors generally with the Common Stock of such Holder immediately prior to such sale or other issuance of New Securities (assuming the conversion into, exercise or exchange of all Convertible Securities in accordance with their terms). In the event that the Company proposes to sell or otherwise issue New Securities that do not vote with the Common Stock for the election of directors generally, each Holder shall have the right to acquire up to that number or amount of such New Securities, at the price and upon substantially the same terms and conditions as such New Securities to be sold or otherwise issued by the Company, equal to the product of (i) the number or amount of such New Securities being sold or otherwise issued times (ii) the percentage of voting power for the election of directors generally with the Common Stock of such Holder immediately prior to such sale or other issuance of such New Securities (assuming the conversion, exercise or exchange of all Convertible Securities in accordance with their terms). (a) For purposes of this Section 3.2, “New Securities” means any Common Equivalent Shares, including any such securities issued by the Company in connection with the ESOP. (b) In the event that the Company proposes to undertake an issuance or sale of New Securities, the Company shall give each Holder and the Warrant Agent written notice (the “Company New Securities Notice”) of its intention, stating (i) the type of New Securities, (ii)

- 13 - the purchase price, number and general terms upon which the Company proposes to issue or sell such New Securities and (iii) the estimated or actual closing date, as applicable, of the sale or issuance of New Securities. The Company New Securities Notice shall be given to each Holder and the Warrant Agent (x) in the case of sales or issuances of New Securities other than in connection with Participant Elective Deferrals, at least twenty (20) Business Days prior to the first closing of the proposed sale or issuance or (y) in the case of issuances of New Securities in connection with Participant Elective Deferrals, within ten (10) Business Days following the first issuance of such New Securities. Each Holder shall have the right, for a period of thirty (30) Business Days after receipt of the Company New Securities Notice (the “New Securities Acceptance Period”), to agree to purchase up to its pro rata share of such New Securities at the purchase price and on the terms stated in the Company New Securities Notice. Such acceptance shall be made by delivering a written notice to the Company, the ESOP Trust and the Warrant Agent within the New Securities Acceptance Period specifying the number of New Securities that such Holder shall purchase. For purposes of this Section 3.2, the “pro rata share” of a Holder shall mean the number or amount of New Securities which shall enable such Holder to maintain, assuming the conversion of all Convertible Securities in accordance with their terms, the percentage equity interest of such Holder in the Company immediately prior to such sale or other issuance of New Securities. If at the time there are any Holders other than the ESOP, the Company shall include in any filings with the SEC on Form 8-K regarding an issuance or sale of New Securities in connection with Participant Elective Deferrals a disclosure that such sale or issuance is subject to the provisions of this SECTION 3.2 and that Holders have the rights set forth herein. (c) In the event the Company delivers the Company New Securities Notice in accordance with Section 3.2(b), the Company shall have a period of sixty (60) Business Days (the “New Securities Sale Period”) from the date of the first closing or issuance specified in the Company New Securities Notice to sell to third parties all such New Securities not purchased by Holders pursuant to this Section 3.2 at a price and upon general terms no more favorable to the purchasers thereof than the price and terms specified in the Company New Securities Notice, and such purchasers shall agree in writing to be bound by the terms and conditions of this Agreement as provided in Section 2.1(a)(iii). In the event the Company has not sold all such New Securities within the New Securities Sale Period, then the Company shall not thereafter issue or sell any New Securities without first offering such New Securities to the Holders in accordance with this Section 3.2. (d) If the purchase price in connection with any issuance or sale of New Securities contemplated by this Section 3.2 includes consideration other than cash, then the Holders exercising their preemptive rights pursuant to this Section 3.2 shall pay to the Company, in lieu of paying such non-cash consideration, an amount in cash equal to the fair market value of such non-cash consideration as of the date such non-cash consideration would have been delivered in exchange for such New Securities, as determined by a nationally recognized investment bank selected by the Company and acceptable to the Requisite Holders. (e) The closing of any issuance or sale of New Securities pursuant to this Section 3.2 shall take place at such time and place as specified in the Company New Securities Notice. At the closing of such issuance or sale, the Company shall issue and deliver to each Holder, if such securities are certificated, stock certificates (or, if applicable, executed

- 14 - agreements) representing that number of fully paid and nonassessable New Securities that each Holder has purchased pursuant to this Section 3.2 free and clear of any liens or encumbrances, and, if such securities are uncertificated (and are permitted to be uncertificated under Applicable Law), deliver such uncertificated securities free and clear of any liens or encumbrances, and each such Holder shall pay to the Company by wire transfer of immediately available funds the aggregate consideration for such New Securities. Notwithstanding the foregoing or anything in this Section 3.2 to the contrary, to the extent the New Securities are not being sold pursuant to a Registration Statement, the Company shall not be required to sell any New Securities to a Holder unless an exemption from the registration requirements of the Securities Act is available without additional expense to the Company. SECTION 3.3. Confidentiality. Each Holder hereby agrees that it will keep strictly confidential and will not disclose, divulge or use for any purpose, other than to hold, vote, dispose and monitor its existing investment in the Company, any Confidential Information; provided, that the Persons to whom such disclosure is made shall treat it as they do their own Confidential Information and in no event may a Holder make any such disclosure to any competitor, customer or supplier of the Company; and provided, further, that a Holder may disclose (on a confidential basis) Confidential Information (a) to its attorneys, accountants, consultants and other professionals to the extent necessary to obtain their services in connection with its holding, voting, disposition and monitoring of its existing investment in the Company (and to whom the confidential nature of the information is disclosed), (b) to any Affiliate, or to any director, officer, employee, partner, member or regulator of such Holder or Affiliate in the ordinary course of business, to the extent necessary to hold, vote, dispose and monitor its existing investment in the Company (and to whom the confidential nature of the information is disclosed), (c) to a potential transferee, to the extent necessary to consummate a Transfer that is consistent with this Agreement of all or a portion of its investment to such transferee and with whom the Holder has entered into a confidentiality agreement (with the Company as a third party beneficiary) with confidentiality provisions substantially similar to this Section 3.3, (d) to current Holders who are bound by this Section 3.3, or (e) as may otherwise be required by Applicable Law or judicial or administrative process, if such Holder, to the extent permitted by Applicable Law and practicable under the circumstances, notifies the Company sufficiently in advance to permit the Company to seek an appropriate protective order or take other protective measures, agrees to disclose only that portion of the Confidential Information which it reasonably believes it is required to disclose to comply with such Applicable Law or judicial or administrative process, agrees to take, at the Company’s expense, all reasonable steps requested by the Company to minimize the extent of any such required disclosure and, to the extent practicable, await the final outcome of any motion for a protective order that the Company may file before disclosing any Confidential Information. The acts and omissions of any Person to whom such Holder may disclose Confidential Information pursuant to (i) clauses “(a)” and “(b)” of the preceding sentence which, if performed or omitted by such Holder would have breached such Holder’s obligations under this Section 3.3, shall be attributable to such Holder as a breach of this Section 3.3 for purposes of determining such Holder’s compliance with this Section 3.3, unless such Person and the Company have entered into a confidentiality agreement between them that is consistent with the terms of this Section 3.3 in which case the acts and omissions of such Person shall not be attributable to such Holder, and (ii) clauses “(c)”, “(d)” and “(e)” of the preceding sentence shall not be attributable to such Holder for purposes of such Holder’s compliance with this Section 3.3; provided, that that the Company acknowledges that Holders

- 15 - may, without disclosing any Confidential Information, advise accounts and funds with respect to investments in entities engaged in businesses similar to those conducted by the Company and that the Confidential Information may influence such Holders’ views on investments in entities engaged in businesses similar to those conducted by the Company or in entities in other businesses or industries. The Company makes no warranty, either express or implied, concerning the Confidential Information. All copies or reproductions of Confidential Information shall remain the sole property of the Company and shall be subject to the restrictions on use, disclosure and transfer described above. If any Holder who is a recipient of Confidential Information ceases to be a holder of the Common Stock, upon request by the Company such recipient shall pursuant to Company instructions as soon as practicable either: (a) return all originals, copies and reproductions of the Confidential Information to the Company; or (b) destroy all such originals, copies and reproductions, and shall not retain any copies or reproductions thereof in its possession. Upon request by the Company, the recipient shall provide to the Company written confirmation that it has not retained any originals, copies or reproductions of Confidential Information. The obligations under the previous two sentences not to retain any originals, copies or reproductions of Confidential Information shall be subject to the following: (i) such Holder may retain originals, copies and reproductions in accordance with the policies and procedures implemented by such Holder to retain such Confidential Information in order to comply with Applicable Law, (ii) such Holder shall not be obligated to return, destroy or expunge Confidential Information maintained in the ordinary course of such Holder’s business in accordance with its records retention policies, legal and regulatory compliance, due diligence, security and/or disaster recovery procedures, and (iii) such Holder shall only be required to expunge such Confidential Information from any computer, electronic storage mechanism, word processor or other device containing such information to the extent commercially practicable. SECTION 3.4. Other Business Opportunities. (a) No Holders nor any of their respective Affiliates, other than the ESOP Trust or any officer or employee of the Company or any of its Subsidiaries (collectively, the “Identified Persons” and, individually, an “Identified Person”), shall, to the fullest extent permitted by law, have any duty to refrain from directly or indirectly (i) engaging in the same or similar business activities or lines of business in which the Company or any Subsidiary is engaged or proposes to engage or (ii) otherwise competing with the Company or any Subsidiary, and, to the fullest extent permitted by law, no Identified Person shall be liable to the Company or its equity holders or to any Subsidiary of the Company for breach of any fiduciary duty solely by reason of the fact that such Identified Person engages in any such activities. To the fullest extent permitted by law, the Company hereby renounces any interest or expectancy in, or right to be offered an opportunity to participate in, any potential matter, transaction or interest that is presented to, or acquired, developed or created by an Identified Person which may be a corporate opportunity for an Identified Person and the Company or any Subsidiary (a “Relevant Corporate Opportunity”), except as provided in Section 3.4(b). Subject to Section 3.4(b), in the event that any Identified Person acquires knowledge of a Relevant Corporate Opportunity, such Identified Person shall, to the fullest extent permitted by

- 16 - law, have no duty to communicate or offer such Relevant Corporate Opportunity to the Company or any Subsidiary and, to the fullest extent permitted by law, shall not be liable to the Company or its equity holders or to any Subsidiary of the Company for breach of any fiduciary duty as a stockholder, director of the Company solely by reason of the fact that such Identified Person pursues or acquires such Relevant Corporate Opportunity for itself or offers or directs such Relevant Corporate Opportunity to another Person. To the fullest extent permitted by law, the Company hereby waives any claim against any Identified Person, and agrees to indemnify all Identified Persons against any claim, that is based on fiduciary duties, the corporate opportunity doctrine or any other legal theory which could in any way limit any Identified Person from pursuing or engaging in any Relevant Corporate Opportunity. (b) The Company does not renounce its interest in any Relevant Corporate Opportunity presented to any Holder if such Relevant Corporate Opportunity is expressly presented to such person solely in his or her capacity as a member of the Board of the Company, and the provisions of Section 3.4(a) shall not apply to any such Relevant Corporate Opportunity. ARTICLE IV MISCELLANEOUS SECTION 4.1. Survival of Agreement; Term. This Agreement shall terminate upon a Qualified Public Offering. SECTION 4.2. Notices. All notices, requests, waivers and other communications made pursuant to this Agreement shall be in writing and shall be deemed to have been duly given on the date received by the party to be notified as set forth below if (i) personally delivered, (ii) delivered by facsimile transmission with written confirmation and a copy sent by overnight courier, (iii) mailed by certified or registered mail, postage prepaid and return receipt requested, or (iv) deposited with a national overnight delivery service, postage prepaid and with next Business Day delivery guaranteed; in each case, as follows: (a) in the case of any Holder not an initial signatory to this Agreement, to such Holder at its address set forth on the Joinder Agreement executed by such Holder; (b) in the case of the Company, to: Alion Science and Technology Corporation 1750 Tysons Boulevard Suite 1300 McLean, VA 22102 Attention: Kevin Boyle, Esq., General Counsel Facsimile: (703) 734-6901 Email: kboyle@alionscience.com with a copy (which shall not constitute notice) to: Holland & Knight LLP

- 17 - 1600 Tysons Boulevard McLean, VA 22102 Facsimile: (703) 720-8610 Attn: David S. Cole, Esq. (c) in the case of the ESOP Trust, to: Alion Science and Technology Corporation Employee Ownership, Savings and Investment Trust c/o State Street Bank and Trust Company, as Trustee of the ESOP One Lincoln Street State Street Financial Center Boston, Massachusetts 02111 Attention: Monet Ewing Facsimile: (617) 946-9434 Email: monet.ewing@ssga.com with a copy (which shall not constitute notice) to: K&L Gates LLP K&L Gates Center 210 Sixth Avenue Pittsburgh, PA 15222-2613 Facsimile: (412) 355-6501 Attn: Charles R. Smith, Esq. Such notice information may be changed by notice to the other Parties in accordance with this Section 4.2. SECTION 4.3. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the respective successors and permitted assigns of the parties hereto. SECTION 4.4. Entire Agreement. This Agreement (together with the documents attached as exhibits hereto and any documents or agreements specifically contemplated hereby) supersedes all prior discussions and agreements among any of the parties hereto (and their Affiliates) with respect to the subject matter hereof and contains the entire understanding of the parties with respect to the subject matter hereof.

- 18 - SECTION 4.5. Amendment and Waiver. This Agreement may be amended, supplemented or modified only by a written instrument duly executed by or on behalf of the Requisite Holders and the ESOP Trust, and, in the case of Section 2.2 and this Section 4.5, the Required Warrant Holders (as defined in the Warrant Agreement). Notwithstanding the foregoing, any provision of this Agreement may be waived on behalf of any or all Holders with the approval of the Requisite Holders. SECTION 4.6. No Third Party Beneficiary. The terms and provisions of this Agreement are intended solely for the benefit of each party hereto and its successors and permitted assigns, and it is not the intention of the parties to confer third-party beneficiary rights upon any other Person; provided, however, that each Warrant Holder shall be an express third party beneficiary of this Agreement and shall be entitled to enforce the provisions of this Agreement applicable to such Warrant Holder. SECTION 4.7. Additional Holders. In connection with the sale or issuance of any additional Common Equivalent Shares or Convertible Securities, the Company shall require the recipient of such securities, if such recipient is not a Holder, to execute the Joinder Agreement as a condition to being sold or issued such Common Equivalent Shares or Convertible Securities. SECTION 4.8. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement. SECTION 4.9. Further Assurances. Each Holder shall execute and deliver all documents, provide all information, and take or refrain from taking such actions as may be reasonably necessary or appropriate to achieve the purposes of this Agreement. SECTION 4.10. ESOP and ESOP Plan Documents. Neither the Company nor the ESOP Trust shall amend, supplement, restate or otherwise modify or alter the ESOP or the ESOP Plan Documents unless such amendment, supplement, restatement, modification or alteration (x) is not inconsistent with the terms of this Agreement and the other Transaction Documents or (y) is required by Applicable Law or Internal Revenue Service guidance or procedures; provided, however, that to the extent any amendment, supplement, restatement, modification or alteration of the ESOP or the ESOP Plan Documents required by Applicable Law results in the ESOP or the ESOP Plan Documents being inconsistent with the terms of this Agreement or any of the Transaction Documents, the Company and the ESOP Trust agree that they will use commercially reasonable efforts to minimize or eliminate such inconsistency, to the fullest extent permitted by Applicable Law. SECTION 4.11. Governing Law; Consent to Jurisdiction and Service of Process. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, applicable to a contract executed and performed in such State, without giving effect to its conflicts of law doctrines that would require the application of the law of another jurisdiction. Each party hereby submits to the exclusive jurisdiction of the United States District Court located in New Castle County, Delaware or any court of the State of Delaware and any judicial proceeding brought against any of the parties on any dispute arising out of this

- 19 - Agreement or any matter related hereto shall be brought in such courts. Each party hereby irrevocably waives, to the fullest extent permitted by law, any objection it may have or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. Each party hereby consents to process being served in any such proceeding by the mailing of a copy thereof by registered or certified mail, postage prepaid, to the address specified in Section 4.2, or in any other manner permitted by law. EACH PARTY HERETO HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY SUCH ACTION OR PROCEEDING. SECTION 4.12. Injunctive Relief. It is hereby agreed and acknowledged that it will be impossible to measure in money the damages that would be suffered if the parties to this Agreement fail to comply with any of the obligations imposed on them by this Agreement and that in the event of any such failure, an aggrieved Person will be irreparably damaged and will not have an adequate remedy at law. Any such Person shall, therefore, be entitled to injunctive relief, including specific performance, to enforce such obligations, and if any action should be brought in equity to enforce any of the provisions of this Agreement, none of the parties hereto shall raise the defense that there is an adequate remedy at law. The parties hereby waive, and cause their respective representatives to waive, any requirement for the securing or posting of any bond in connection with any action brought for injunctive relief hereunder. SECTION 4.13. Severability. The invalidity or unenforceability of any provisions of this Agreement in any jurisdiction shall not affect the validity, legality or enforceability of the remainder of this Agreement in such jurisdiction or the validity, legality or enforceability of any provision of this Agreement in any other jurisdiction, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by law. SECTION 4.14. Recapitalization, etc. In the event that any capital stock or other securities are issued in respect of, in exchange for, or in substitution of, the Shares by reason of any reorganization, recapitalization, reclassification, merger, consolidation, spin-off, partial or complete liquidation, stock dividend, split-up, sale of assets, distribution to stockholders or combination of Shares or any other change in the Company’s capital structure, appropriate adjustments shall be made to the provisions of this Agreement so as to fairly and equitably preserve, as far as practicable, the original rights and obligations of the parties hereto and the holders of Warrants under this Agreement. SECTION 4.15. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement. [The remainder of this page intentionally left blank]

[Signature Page to Stockholders’ Agreement] IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first written above. ALION SCIENCE AND TECHNOLOGY CORPORATION, by Name: Title: STATE STREET BANK AND TRUST COMPANY, as ESOP Trustee on behalf of the ESOP Trust, by Name: Title:

Schedule I Capitalization Table Stockholder Name Number of Shares of Common Stock Alion Science and Technology Corporation Employee Ownership, Savings and Investment Trust c/o State Street Bank and Trust Company, as Trustee of the ESOP One Lincoln Street State Street Financial Center Boston, Massachusetts 02111 7,543,737

Exhibit A JOINDER AGREEMENT Reference is hereby made to the Stockholders’ Agreement, dated as of August 18, 2014 (as the same has been and may be amended, amended and restated, supplemented or modified from time to time, the “Stockholders’ Agreement”), among Alion Science and Technology Corporation, a Delaware corporation (the “Company”), and each of the holders of the Company whose name appears on the signature pages thereto or who have executed the Joinder Agreement. By executing this Joinder Agreement, the undersigned signatory agrees to become a party to and to be bound by the terms and provisions of the Stockholders’ Agreement as a Holder (as defined in the Stockholders’ Agreement) and to have the rights and be subject to the restrictions, conditions and obligations of a Holder set forth in the Stockholders’ Agreement. This Joinder Agreement shall take effect and shall become a part of said Stockholders’ Agreement as of the date this Joinder Agreement is acknowledged and accepted by the Company. [NAME OF NEW HOLDER] By: _______________________________ Name: _______________________________ Title: _______________________________ Address: _______________________________ _______________________________ _______________________________ Email: _______________________________ Acknowledged and accepted on this [●] day of [●], [●] by: Alion Science and Technology Corporation By: _______________________________ Name: Title:

Exhibit B SPOUSAL ACKNOWLEDGEMENT The undersigned is fully aware of, understands and fully consents and agrees to the provisions of the Stockholders’ Agreement, dated as of August 18, 2014 (as the same has been and may be amended, amended and restated, supplemented or modified from time to time, the “Stockholders’ Agreement”), among Alion Science and Technology Corporation, a Delaware corporation (the “Company”), and each of the holders of the Company whose name appears on the signature pages thereto or who have executed the Joinder Agreement, and its binding effect upon any community property interests or similar marital property interests in the Shares the undersigned may now or hereafter own, and agrees that the termination of the undersigned’s marital relationship with any Holder for any reason shall not have the effect of removing any Shares otherwise subject to this Agreement from the terms of this Agreement and that the undersigned’s awareness, understanding, consent and agreement are evidenced by the execution hereof. _________________________ Name:

EXHIBIT D Form of Election to Purchase Shares of Common Stock

FORM OF ELECTION TO PURCHASE SHARES OF COMMON STOCK (to be executed only upon exercise of Warrants) ALION SCIENCE AND TECHNOLOGY CORPORATION The undersigned hereby irrevocably elects to exercise Warrants to acquire __________ shares of Common Stock, par value $0.0001 per share, of ALION SCIENCE AND TECHNOLOGY CORPORATION, at an exercise price per share of Common Stock of $0.0001, and otherwise on the terms and conditions specified in the within Warrant Certificate and the Warrant Agreement therein referred to, surrenders this Warrant Certificate and all right, title and interest therein to ALION SCIENCE AND TECHNOLOGY CORPORATION and directs that the shares of Common Stock deliverable upon the exercise of such Warrants be registered or placed in the name and at the address specified below and delivered thereto. The Holder intends that payment of the Exercise Price shall be made as (check one): ______ “Cash Exercise” ______ “Cashless Exercise” If the Holder has elected a Cash Exercise, the Holder shall pay the sum of $___________ to the Company in accordance with the terms of the Warrant Agreement. Following this exercise, the Warrant shall be exercisable to purchase a total of ____________ shares of Common Stock. The undersigned hereby acknowledges the restrictions on transfer of the Common Stock as set forth fully in the Warrant Agreement. By accepting delivery of the Common Stock, any transferee shall be deemed to have agreed to be bound by the transfer restrictions contained in the Warrant Agreement as if the transferee had executed and delivered the Warrant Agreement and agrees to be bound, as applicable, by the terms of the Warrant Agreement and the Stockholders’ Agreement. Date: ______, ______ _______________________________________5 (Signature of Owner) ________________________________________ (Street Address) ________________________________________ (City), (State) (Zip Code) Signature Guaranteed by: ________________________________________ 5 The signature must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a national bank or trust company or by a member firm of any national securities exchange.

Securities and/or check to be issued to: Please insert social security or identifying number: Name: Street Address: City, State and Zip Code: A new Warrant Certificate evidencing any outstanding Warrants evidenced by the within Warrant Certificate is to be issued to: Please insert social security or identifying number: Name: Street Address: City, State and Zip Code: ___________________________________ Signature Signature Guarantee: ______________________________ ___________________________________ Signature must be guaranteed Signature

ANNEX A Questionnaire

Questionnaire completed by (Name of Securityholder):_______________________________ SELLING SECURITYHOLDER QUESTIONNAIRE INFORMATION FOR REGISTRATION STATEMENT ON FORM S-1 FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION This questionnaire is being distributed to certain security holders of Alion Science and Technology Corporation (the “Company”) to obtain information required to be included in a prospectus and registration statement (the “Registration Statement”) for re-sales by such holders of (i) Third-Lien Senior Secured Notes due 2020 issued by the Company pursuant to an indenture dated as of August 18 , 2014 (“Third-Lien Notes”), (ii) warrants (the “Warrants”) to purchase shares of common stock of the Company issued pursuant to the Warrant Agreement dated as of August 18, 2014 as amended as of November 5, 2014, between the Company and Wilmington Trust, National Association as Warrant Agent and (iii) the issuance of common stock of the Company upon exercise of the Warrants (“Warrant Shares”) (items (i), (ii) and (iii) collectively, the “Registrable Securities”). The Securities Act of 1933, as amended, imposes certain liabilities if the Registration Statement, when it becomes effective, either contains an untrue statement of a material fact or omits to state a material fact required to be stated in the Registration Statement or necessary to make the statements therein not misleading. The information you provide in this questionnaire may be used by the Company in preparation of the Registration Statement and you will be legally liable for the accuracy of any such information. ACCORDINGLY, IT IS YOUR OBLIGATION TO READ THIS QUESTIONNAIRE CAREFULLY AND TO ANSWER THE ITEMS CONTAINED IN THE QUESTIONNAIRE COMPLETELY AND ACCURATELY. Please answer every question in this questionnaire, indicating “None” or “Not Applicable” where appropriate. If the space provided after each question is inadequate, please use the back of the page or attach a separate sheet. If you are uncertain on how to respond, err on the side of reporting facts which you think may be relevant. The answers should be given as of the date you sign this questionnaire. DEFINITIONS OF THE BOLD-FACED TERMS ARE SET FORTH ON APPENDIX A HERETO. 1. General Information (a) State the exact name in which the Registrable Securities to be included in the Registration Statement are registered on the books and records of the Company and the address of the record holder: Name:

Address: Number of Warrants Held: Number of Warrant Shares Held: Number of Third-Lien Notes Held: If Registrable Securities are held of record by more than one record holder, please furnish similar information for each additional record holder: (b) State the exact name of the beneficial owner of the Registrable Securities to be included in the Registration Statement, as it should appear in the Registration Statement: Name: (c) State below the address, telephone number, fax number and email address of you or your representative, if any, for purposes of communication: Representative’s Name (if any): Address: Telephone No.: ( ) Fax No.: ( ) Email Address: The Registration Statement is required to disclose the number of shares of common stock of the Company that will be beneficially owned by you immediately prior and subsequent to the [date hereof], whether or not registered in your name, and the number of Registrable Securities to be included in the Registration Statement.

2. Shares Currently Owned Number of shares of capital stock of the Company beneficially owned by you (including the Registrable Securities and shares of common stock or other securities to be received upon exercise of any options, warrants or other rights and shares of common stock to be received upon conversion of any preferred shares): 3. Number of Registrable Securities to be included in the Registration Statement Maximum number of Registrable Securities beneficially owned by you to be included in the Registration Statement: 4. Nature of Beneficial Ownership (a) Are any shares of common stock indicated in response to Item 2 as beneficially owned by you owned other than for your own economic benefit? Yes _____________ No _____________ (b) Are any shares of common stock indicated in response to Item 2 as beneficially owned by you shares which you have the right to acquire within 60 days? Yes _____________ No _____________ If your answer is yes to either Item 4(a) or 4(b), please explain: (c) Do you share voting or investment power over any shares of capital stock of the Company? Yes _____________ No _____________ If your answer is yes, please identify the persons with whom you share such power and the relationship that gives rise to the sharing of such power. (d) Are you aware of any voting trust or other similar agreement relating to more than 5% of any class of voting securities of the Company? Yes _____________ No _____________

If your answer is yes, please describe: 5. Relationships with the Company (a) Have you held any position or office with the Company or any of its affiliates or predecessors within the past three (3) years? Yes _____________ No _____________ If your answer is yes, please describe: (b) Have you had any other material relationship, directly or indirectly, with the Company or any of its affiliates or predecessors within the past three (3) years? Yes _____________ No _____________ If your answer is yes, please describe below: 6. Ownership of Securityholder If you are not a natural person, please answer the following questions: (a) Name the natural persons who exercise sole or shared voting or investment power over you and describe your relationship with such persons. For example, if you are a limited partnership which is controlled by a fund manager through a general partner, and the fund manager is itself a company controlled by three individuals, then you would include the names of the general partner and the fund manager, as well as the names of the three individuals.

(b) If available, provide a copy of your Partnership Agreement, Operating Agreement or other documents of similar nature. 7. Broker-Dealer Are you a registered broker-dealer under Section 15 of the Securities Exchange Act of 1934, as amended? Yes _____________ No _____________ If your answer is yes, did you receive the shares of common stock indicated in response to Item 2 as compensation for investment banking services provided to the Company? Yes _____________ No _____________ 8. Affiliate of Broker-Dealer Are you an affiliate of a registered broker-dealer? Yes _____________ No _____________ If your answer is yes, did you both: (i) purchase the shares of common stock indicated in response to Item 2 in the ordinary course of business; and (ii) have, at the time of the purchase, no agreement or understanding, directly or indirectly, with any party to distribute the shares of common stock indicated in response to Item 2? Yes _____________ No _____________ * * *

The undersigned hereby agrees to notify the Company promptly in the event of any development at any time while the Registration Statement remains in effect which would change or make incorrect or incomplete any of the above answers or statements in any material respect. Dated: _______________, 201_ SELLING SECURITYHOLDER By: Name: Title:

APPENDIX A “Affiliate” An “affiliate” of, or person “affiliated” with, a specified person, is a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person specified. “Beneficial Ownership” For purposes of this questionnaire, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares: (1) voting power (which includes the power to vote, or to direct the voting of, such security); and/or (2) investment power (which includes the power to dispose, or to direct the disposition, of such security). In addition, a person is deemed to be the beneficial owner of a security if that person has the right to acquire beneficial ownership of such security at any time within 60 days, including, but not limited to, any right to acquire such security: (i) through the exercise of any option, warrant or right, (ii) through the conversion of a security, (iii) pursuant to the power to revoke a trust, discretionary account or similar arrangement, or (iv) pursuant to the automatic termination of a trust, discretionary account or similar arrangement. Securities owned beneficially by you include not only securities held by you for your own benefit, whether in bearer form or registered in your own name or otherwise, but also securities held by others as to which you have or share voting power or investment power (regardless of how the securities are registered) such as, for example, securities held for you by custodians, brokers or pledgees. Securities owned by an entity that you control are within your power to vote and invest and are thus considered beneficially owned by you despite the separate legal personality of such entity. Where by virtue of a special relationship, whether of a family or a business nature, you have substantial influence over the decisions of another person in investing or voting his or her securities, securities owned by that person would be considered beneficially owned by you. Thus, for example, securities owned by all persons related to you by blood, marriage or adoption or by other persons who share your home would be considered beneficially owned by you absent a clear history of independent decision-making in their investment and voting of the securities. In addition, securities held by you solely for the benefit of another person, for example, as nominee, trustee or executor, are considered beneficially owned by you if you have or share voting power or investment power with respect to such securities. The power to vote or invest securities need not be currently exercisable to confer beneficial ownership. The fact that securities are held for you in trust or in a discretionary account removes them from your control; but if you have the power to terminate the relationship and regain control of the securities at will or within 60 days, they are considered to be subject to your power and hence beneficially owned by you. The same applies to securities which you can acquire by option or other rights exercisable within 60 days. “Broker” The term “broker” means any person engaged in the business of effecting transactions in securities for the account of others “Dealer” The term “dealer” means any person engaged in the business of buying and selling securities for such person's own account through a broker or otherwise. “Control” The term “control” (including the terms “controlling,” “controlled by” and “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise. “Material” When used to qualify a requirement for the furnishing of information as to any subject, limits the information required to those matters to which an average prudent investor would attach importance in determining whether to buy or sell the security registered. “Predecessor” The term “predecessor” means a person the major portion of the business and assets of which another person acquired in a single transaction, or in a series of related transactions in each of which the acquiring person acquired the major portion of the business and assets of the acquired person. 9602801